UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-04375

Name of Fund: BlackRock New York Municipal Bond Fund of BlackRock Multi-State
              Municipal Series Trust

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Robert C. Doll, Jr., Chief Executive
      Officer, BlackRock New York Municipal Bond Fund of BlackRock Multi-State Municipal Series Trust, 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 09/30/06

Date of reporting period: 10/01/05 - 09/30/06

Item 1 - Report to Stockholders

ALTERNATIVES   BLACKROCK SOLUTIONS   EQUITIES
FIXED INCOME   LIQUIDITY             REAL ESTATE

BlackRock New York                                                     BLACKROCK
Municipal Bond Fund
OF BLACKROCK MULTI-STATE
MUNICIPAL SERIES TRUST

ANNUAL REPORT | SEPTEMBER 30, 2006

NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE

BlackRock New York Municipal Bond Fund

Portfolio Information as of September 30, 2006

Quality Ratings by                                                    Percent of
S&P/Moody's                                                    Total Investments
--------------------------------------------------------------------------------
AAA/Aaa ...............................................................    42.3%
AA/Aa .................................................................    15.4
A/A ...................................................................    10.3
BBB/Baa ...............................................................    15.5
BB/Ba .................................................................     2.4
B/B ...................................................................     0.8
CCC/Caa ...............................................................     2.3
NR (Not Rated) ........................................................    11.0
Other* ................................................................     --+
--------------------------------------------------------------------------------
*     Includes portfolio holdings in short-term investments.
+     Amount is less than 0.1%.

                                                                      Percent of
Distribution by Market Sector                                  Total Investments
--------------------------------------------------------------------------------
Other Revenue Bonds ...................................................    79.3%
General Obligation Bonds ..............................................    12.0
Prerefunded Bonds+ ....................................................     8.7
--------------------------------------------------------------------------------
+     Backed by an escrow fund.

Proxy Results

During the six-month period ended September 30, 2006, BlackRock New York Municipal Bond Fund of BlackRock Multi-State Municipal Series Trust's shareholders voted on the following proposals. Proposals 1 and 3 were approved at a shareholders' meeting on July 31, 2006. A description of the proposals and number of shares voted were as follows:

-------------------------------------------------------------------------------------------------------------------------
                                                               Shares Voted          Shares Voted            Shares Voted
                                                                    For                 Against                 Abstain
-------------------------------------------------------------------------------------------------------------------------
1. To approve a new investment advisory agreement
   with BlackRock Advisors, Inc.                                13,465,113              614,774                 550,469
-------------------------------------------------------------------------------------------------------------------------
3. To approve a contingent subadvisory agreement
   with BlackRock Advisors, Inc.                                13,516,130              640,637                 473,588
-------------------------------------------------------------------------------------------------------------------------


2       BLACKROCK NEW YORK MUNICIPAL BOND FUND        SEPTEMBER 30, 2006

A Letter to Shareholders

Dear Shareholder

It is my pleasure to welcome you to BlackRock.

On September 29, 2006, BlackRock, Inc. ("BlackRock") and Merrill Lynch Investment Managers, L.P. ("MLIM") united to form one of the largest asset management firms in the world. Now with more than $1 trillion in assets under management, over 4,000 employees in 18 countries and representation in key markets worldwide, BlackRock's global presence means greater depth and scale to serve you.

The new BlackRock unites some of the finest money managers in the industry. Our ranks include more than 500 investment professionals globally -- portfolio managers, research analysts, risk management professionals and traders. With offices strategically located around the world, our investment professionals have in-depth local knowledge and the ability to leverage our global presence and robust infrastructure to deliver focused investment solutions. BlackRock's professional investors are supported by disciplined investment processes and best-in-class technology, ensuring that our portfolio managers are well equipped to research, uncover and capitalize on the opportunities the world's markets have to offer.

The BlackRock culture emphasizes excellence, teamwork and integrity in the management of a variety of equity, fixed income, cash management, alternative investment and real estate products. Our firm's core philosophy is grounded in the belief that experienced investment and risk professionals using disciplined investment processes and sophisticated analytical tools can consistently add value to client portfolios.

As you probably are aware, most former MLIM investment products now carry the "BlackRock" name. This is reflected in newspapers and online fund reporting resources. Your account statements, as of the October month-end reporting period, also reflect the BlackRock name. Unless otherwise communicated to you, your funds maintain the same investment objectives that they did prior to the combination of MLIM and BlackRock. Importantly, this union does not affect your brokerage account or your relationship with your financial advisor. Clients of Merrill Lynch remain clients of Merrill Lynch.

We view this combination of asset management leaders as a complementary union that reinforces our commitment to shareholders. Individually, each firm made investment performance its single most important mission. Together, we are even better prepared to capitalize on market opportunities on behalf of our shareholders. Our focus on investment excellence is accompanied by an unwavering commitment to service, enabling us to assist clients, in cooperation with their financial professionals, in working toward their investment goals. We thank you for allowing us the opportunity, and we look forward to serving your investment needs in the months and years ahead as the new BlackRock.

                                                         Sincerely,


                                                         /s/ Robert C. Doll, Jr.

                                                         Robert C. Doll, Jr.
                                                         Vice Chairman
                                                         BlackRock, Inc.

Data, including assets under management, are as of June 30, 2006.


        BLACKROCK NEW YORK MUNICIPAL BOND FUND        SEPTEMBER 30, 2006       3

A Discussion With Your Fund's Portfolio Manager

      The Fund outperformed its broad market benchmark and its Lipper category average for the fiscal year as we continued our efforts to balance yield and total return in the portfolio.

Discuss the recent market environment relative to municipal bonds.

Long-term bond yields rose throughout most of the past year before moving lower in August and September 2006 as bond prices, which move opposite of yields, rose. The recent improvement in bond prices came in response to the Federal Reserve Board's (the Fed) decision to refrain from raising the federal funds rate at its August 8 meeting. This left the short-term interest rate target at 5.25%. After 17 consecutive interest rate hikes since June 2004, moderating U.S. economic growth and declining inflationary expectations were cited as reasons for the Fed pause. Earlier in the period, bond yields rose steadily (and prices declined) as investors focused on solid economic growth and rising commodity prices, which reignited fears of inflation. More recently, declines in oil prices, and particularly in gasoline prices, served to ease these earlier concerns and help boost bond prices.

Overall, 30-year U.S. Treasury bond yields rose 20 basis points (.20%) during the 12-month period to 4.77%, while 10-year U.S. Treasury note yields increased 30 basis points to 4.64%. On balance, the yield curve continued to flatten during the year, leading to significant underperformance in the intermediate maturity range. Meanwhile, the tax-exempt market's strong technical position provided significant price support, allowing municipal yields to decline during the past year. As measured by Municipal Market Data, yields on AAA-rated issues maturing in 30 years fell to 4.17%, while yields on AAA-rated issues maturing in 10 years declined five basis points to 3.68%.

Despite the modest decline in yields, investor demand for municipal product remained strong, evidenced by significant inflows to tax-exempt mutual funds. As reported by the Investment Company Institute, for the first eight months of 2006, municipal bond funds experienced new cash flows of over $8.25 billion, nearly a 45% increase from 2005 levels. The tax-exempt market's positive technical position has been bolstered by a decline in new bond issuance. Over the past six months, approximately $192 billion in new long-term municipal bonds was underwritten, a decline of 9.8% versus the same period a year ago. Third quarter 2006 new-issue volume of $82.3 billion represented a 20% decline from third quarter 2005. Monthly issuance of $24 billion this September represented the slowest September volume in the past five years -- and a 24% decline from September 2005. Reduced refunding activity has continued to drive the declining supply trend. For the first nine months of 2006, refundings fell more than 54% relative to the same period in 2005. Despite historically low yields, few analysts project a dramatic rebound in refunding activity for the remainder of 2006.

Describe conditions in the State of New York.

In December, credit-rating agency Moody's upgraded New York's rating to Aa3, the state's highest rating from Moody's since 1975. Standard & Poor's and Fitch maintained ratings of AA and AA-, respectively, and all three agencies assign a stable outlook to the state's ratings. The New York economy continues to improve and revenue collections are increasing. State tax collections remain largely dependent on the performance of the financial sector, but tax receipts over the past few years have been strong.

New York's 2006 fiscal year closed on March 31, and preliminary operating results indicate a $2 billion surplus and a $945 million rainy day fund. The 2006 budget had closed an estimated $4 billion deficit. The state's 2006-2007 enacted budget was finalized on April 26, 2006. The $112.5 billion budget, which kept most of Governor George Pataki's proposals intact, includes about $850 million in tax cuts and allocates much of the prior year's surplus toward out-year gaps. The budget also includes $700 million in school operating aid as part of compliance with a court order on school funding. It is unclear whether this amount, as well as additional capital grants and bonding authority to New York City, will be sufficient in meeting the court mandate.

In terms of job growth in the state, July 2006 employment estimates reflect a 1% increase from July 2005 levels. New York ranks fifth-highest among all states in per capita income. Economic growth is disproportionately stronger downstate, while the upstate economy remains lackluster.

How did the Fund perform during the fiscal year?

For the 12-month period ended September 30, 2006, BlackRock New York Municipal Bond Fund's (formerly Merrill Lynch New York Municipal Bond Fund) Class A, Class B, Class C and Class I Shares had total returns of +5.08%, +4.56%, +4.46% and +5.19%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be


4       BLACKROCK NEW YORK MUNICIPAL BOND FUND        SEPTEMBER 30, 2006
found on pages 6 and 7 of this report to shareholders.) The unmanaged Lehman Brothers Municipal Bond Index, which measures the performance of municipal bonds nationwide, returned +4.45% for the same period while the Lipper New York Municipal Debt Funds category had an average return of +4.16%. (Funds in this Lipper category invest in securities that are exempt from New York state or city taxes.)

The Fund was able to provide an above-average yield and a total return exceeding that of the broader municipal market and the average of its New York municipal bond fund peers. For the most part, performance was driven by our focus on yield, which included ample exposure to lower-quality, higher-yielding credits and an emphasis on strategies geared toward maintaining a high level of income. As credit spreads tightened and lower-quality issues outperformed, we were able to pick up incremental yield while also benefiting from the price appreciation of these credits. Particular areas of outperformance included the tobacco, airline and lower-rated hospital sectors. The Fund also benefited from its exposure to bonds issued by Puerto Rico. After lagging at the end of 2005, Puerto Rico bonds performed quite well in the spring and early summer as the commonwealth began to resolve some of its fiscal woes.

Detracting from performance, although not enough to derail the Fund's strong results for the year, was a decline in the high yield sector during the final three months of the period. At this time, the bond market rallied (that is, yields declined as prices rose) and the high yield sector underperformed.

What changes were made to the portfolio during the period?

Throughout the year, we aimed to balance our desire to maintain an attractive yield with our goal of enhancing the portfolio's total return potential. While seeking to add exposure to higher-yielding, longer-dated credits, we also sold some short-duration bonds of the high-coupon, short-call structure. This included bonds that were either prerefunded or have a call date within three years or less. These bonds are priced with a premium and, as the call date approaches, the bonds lose value at an accelerating rate. We were willing to give up some yield in order to protect the Fund's total return potential.

At times when interest rates rose, we sought to engage in yield pickup swaps -- that is, booking bonds at higher yields than those we swapped out of in order to improve the distribution rate of the portfolio. Because the new bonds come at lower prices than the book prices on the bonds being sold, this strategy also allows the portfolio to book losses, which helps to protect shareholders from potential taxable gains in the future. We also looked to buy some out-of-favor coupons, primarily discount bonds and slightly longer-maturity issues, in an effort to pick up yield.

In the final quarter of the fiscal year, once the Fed paused, higher-quality and liquid credits enjoyed a strong rally, outpacing the higher yield sector for a time. Municipal bond yields hit their lows for the year and outperformed Treasury issues significantly. At this time, we saw no reason to turn over the portfolio and opted to hold onto our more attractive book yield bonds.

The Fund is barbelled in terms of its credit profile, consistent with our efforts to maintain a diversified portfolio. We were able to make a number of additions on both the insured and uninsured sides of the barbell, despite a 32% decline in New York new issuance over the past year.

How would you characterize the Fund's position at the close of the period?

Recently, amid the decline in yields and optimism about a future Fed easing, it appears the market has gotten ahead of itself. With the 30-year Treasury yield at 4.75%, 50 basis points below the federal funds rate, it seems unlikely that the strong rally can continue. This prompted us to move to a slightly more defensive posture at period-end.

We do not anticipate any significant restructuring of the portfolio in the immediate future. Since spring of this year, we have focused our attention on the 25-year sector of the curve and continue to believe that the most compelling opportunities reside there, where we are able to find attractive relative yields and good call protection for the portfolio.

Timothy T. Browse, CFA
Vice President and Portfolio Manager

October 10, 2006

--------------------------------------------------------------------------------
Effective October 2, 2006, the Fund's Class A, Class B, Class C and Class I Shares were redesignated Investor A1, Investor B, Investor C1 and Institutional Shares, respectively. As previously communicated to shareholders, new sales charge schedules came into effect at the same time for certain of these classes.
--------------------------------------------------------------------------------


        BLACKROCK NEW YORK MUNICIPAL BOND FUND        SEPTEMBER 30, 2006       5

Performance Data

About Fund Performance

The Fund has multiple classes of shares:

o Class A Shares incur a maximum initial sales charge (front-end load) of 4% and an account maintenance fee of 0.10% per year (but no distribution fee).

o Class B Shares are subject to a maximum contingent deferred sales charge of 4%, declining to 0% after six years. All Class B Shares purchased prior to December 1, 2002 will maintain the four-year schedule. In addition, Class B Shares are subject to a distribution fee of 0.25% per year and an account maintenance fee of 0.25% per year. These shares automatically convert to Class A Shares after approximately ten years. (There is no initial sales charge for automatic share conversions.)

o Class C Shares are subject to a distribution fee of 0.35% per year and an account maintenance fee of 0.25% per year. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class I Shares are not subject to any front-end sales charge. Class I Shares bear no ongoing distribution or account maintenance fees and are available only to eligible investors.

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. The Fund's Investment Adviser reimbursed a portion of its fee. Without such reimbursement, the Fund's performance would have been lower.

Recent Performance Results

                                               6-Month        12-Month         Ten-Year     Standardized
As of September 30, 2006                    Total Return    Total Return     Total Return   30-Day Yield
========================================================================================================
Class A Shares*                                 +3.55%          +5.08%          +65.41%         3.57%
--------------------------------------------------------------------------------------------------------
Class B Shares*                                 +3.34           +4.56           +58.67          3.31
--------------------------------------------------------------------------------------------------------
Class C Shares*                                 +3.19           +4.46           +57.10          3.22
--------------------------------------------------------------------------------------------------------
Class I Shares*                                 +3.60           +5.19           +66.89          3.82
--------------------------------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index**          +3.44           +4.45           +77.49            --
--------------------------------------------------------------------------------------------------------

* Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date.
** This unmanaged Index consists of long-term revenue bonds, prerefunded bonds, general obligation bonds and insured bonds.


6       BLACKROCK NEW YORK MUNICIPAL BOND FUND        SEPTEMBER 30, 2006

Performance Data (concluded)

Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Fund's Class A, Class B, Class C and Class I Shares compared to growth of an investment in the Lehman Brothers Municipal Bond Index. Values are from September 1996 to September 2006:

                                                                                                                     Lehman Brothers
                                                                                                                      Municipal Bond
               Class A Shares*+            Class B Shares*+          Class C Shares*+          Class I Shares*+              Index++
9/96                    $ 9,600                     $10,000                   $10,000                   $10,000              $10,000
9/97                    $10,434                     $10,814                   $10,813                   $10,869              $10,902
9/98                    $11,459                     $11,829                   $11,815                   $11,950              $11,852
9/99                    $10,796                     $11,099                   $11,076                   $11,269              $11,769
9/00                    $11,344                     $11,626                   $11,579                   $11,852              $12,496
9/01                    $12,594                     $12,854                   $12,790                   $13,172              $13,795
9/02                    $13,568                     $13,791                   $13,709                   $14,217              $15,028
9/03                    $13,961                     $14,121                   $14,035                   $14,628              $15,613
9/04                    $14,386                     $14,505                   $14,390                   $15,089              $16,331
9/05                    $15,112                     $15,175                   $15,040                   $15,866              $16,992
9/06                    $15,880                     $15,867                   $15,710                   $16,689              $17,749

* Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees.
+ The Fund invests primarily in long-term investment grade obligations issued by or on behalf of the State of New York, its political subdivisions, agencies and instrumentalities and obligations of other qualifying issuers.
++ This unmanaged Index consists of long-term revenue bonds, prerefunded bonds, general obligation bonds and insured bonds.

      Past performance is not indicative of future results.

Average Annual Total Return

                                            Return Without         Return With
                                             Sales Charge         Sales Charge**
================================================================================
Class A Shares*
================================================================================
One Year Ended 9/30/06                          +5.08%                +0.88%
--------------------------------------------------------------------------------
Five Years Ended 9/30/06                        +4.75                 +3.89
--------------------------------------------------------------------------------
Ten Years Ended 9/30/06                         +5.16                 +4.73
--------------------------------------------------------------------------------

                                                Return                Return
                                             Without CDSC          With CDSC+++
================================================================================
Class B Shares+
================================================================================
One Year Ended 9/30/06                          +4.56%                +0.56%
--------------------------------------------------------------------------------
Five Years Ended 9/30/06                        +4.30                 +3.96
--------------------------------------------------------------------------------
Ten Years Ended 9/30/06                         +4.72                 +4.72
--------------------------------------------------------------------------------

                                                Return                Return
                                             Without CDSC          With CDSC+++
================================================================================
Class C Shares++
================================================================================
One Year Ended 9/30/06                          +4.46%                +3.46%
--------------------------------------------------------------------------------
Five Years Ended 9/30/06                        +4.20                 +4.20
--------------------------------------------------------------------------------
Ten Years Ended 9/30/06                         +4.62                 +4.62
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class I Shares                                                        Return
================================================================================
One Year Ended 9/30/06                                                +5.19%
--------------------------------------------------------------------------------
Five Years Ended 9/30/06                                              +4.85
--------------------------------------------------------------------------------
Ten Years Ended 9/30/06                                               +5.26
--------------------------------------------------------------------------------

*     Maximum sales charge is 4%.
**    Assuming maximum sales charge.
+ Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.
++ Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
+++   Assuming payment of applicable contingent deferred sales charge.


        BLACKROCK NEW YORK MUNICIPAL BOND FUND        SEPTEMBER 30, 2006       7

Disclosure of Expenses

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses, including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on April 1, 2006 and held through September 30, 2006) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                                              Expenses Paid
                                                           Beginning                  Ending               During the Period*
                                                         Account Value             Account Value            April 1, 2006 to
                                                         April 1, 2006          September 30, 2006         September 30, 2006
=============================================================================================================================
Actual
=============================================================================================================================
Class A                                                      $1,000                  $1,035.50                    $4.21
-----------------------------------------------------------------------------------------------------------------------------
Class B                                                      $1,000                  $1,033.40                    $6.29
-----------------------------------------------------------------------------------------------------------------------------
Class C                                                      $1,000                  $1,031.90                    $6.74
-----------------------------------------------------------------------------------------------------------------------------
Class I                                                      $1,000                  $1,036.00                    $3.71
=============================================================================================================================
Hypothetical (5% annual return before expenses)**
=============================================================================================================================
Class A                                                      $1,000                  $1,020.76                    $4.18
-----------------------------------------------------------------------------------------------------------------------------
Class B                                                      $1,000                  $1,018.72                    $6.24
-----------------------------------------------------------------------------------------------------------------------------
Class C                                                      $1,000                  $1,018.27                    $6.69
-----------------------------------------------------------------------------------------------------------------------------
Class I                                                      $1,000                  $1,021.26                    $3.68
-----------------------------------------------------------------------------------------------------------------------------

* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (.83% for Class A, 1.24% for Class B, 1.33% for Class C and .73% for Class I), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).
** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.


8       BLACKROCK NEW YORK MUNICIPAL BOND FUND        SEPTEMBER 30, 2006

Schedule of Investments                                           (in Thousands)

  Face
Amount  Municipal Bonds                                                  Value
================================================================================
New York--89.2%
--------------------------------------------------------------------------------
        Albany County, New York, IDA, IDR:
$  700      (Albany College of Pharmacy), Refunding, Series A,
            5.625% due 12/01/2034                                       $    735
   130      (Special Needs Facilities Pooled Program), Series K-1,
            4.90% due 7/01/2021 (i)                                          135
--------------------------------------------------------------------------------
 1,175  Albany, New York, IDA, Civic Facility Revenue Bonds
        (University Heights--Albany Law School), Series A,
        6.75% due 12/01/2019 (j)                                           1,283
--------------------------------------------------------------------------------
 3,000  Battery Park City Authority, New York, Revenue
        Refunding Bonds, Series A, 5% due 11/01/2024                       3,185
--------------------------------------------------------------------------------
   600  Cattaraugus County, New York, IDA, Civic Facility
        Revenue Bonds (Saint Bonaventure University Project),
        Series A, 5.10% due 5/01/2031                                        619
--------------------------------------------------------------------------------
 1,000  Chautauqua, New York, Tobacco Asset Securitization
        Corporation, Revenue Bonds, 6.75% due 7/01/2040                    1,074
--------------------------------------------------------------------------------
 1,150  Dutchess County, New York, IDA, Civic Facility Revenue
        Bonds (Saint Francis Hospital), Series B, 7.25%
        due 3/01/2019                                                      1,263
--------------------------------------------------------------------------------
        Erie County, New York, IDA, Life Care Community
        Revenue Bonds (Episcopal Church Home), Series A:
 1,500      5.875% due 2/01/2018                                           1,548
 3,000      6% due 2/01/2028                                               3,097
--------------------------------------------------------------------------------
 2,000  Erie County, New York, IDA, Revenue Bonds (Orchard
        Park Ccrc, Inc. Project), Series A, 6% due 11/15/2036              2,112
--------------------------------------------------------------------------------
 4,000  Erie County, New York, Tobacco Asset Securitization
        Corporation, Asset-Backed Revenue Bonds, Class A,
        6.25% due 7/15/2010 (e)                                            4,407
--------------------------------------------------------------------------------
 3,250  Essex County, New York, IDA, Civic Facility Revenue
        Bonds (Moses-Ludington Nursing Home), Series A,
        6.375% due 2/01/2050 (l)                                           3,535
--------------------------------------------------------------------------------
 2,000  Essex County, New York, IDA, Solid Waste Disposal,
        Revenue Refunding Bonds (International Paper
        Company), AMT, Series A, 5.20% due 12/01/2023                      2,051
--------------------------------------------------------------------------------
        Hempstead Town, New York, IDA, Civic Facility Revenue
        Bonds (Adelphi University Civic Facility):
 1,700      5.75% due 6/01/2022                                            1,860
 2,500      5.50% due 6/01/2032                                            2,678
--------------------------------------------------------------------------------
 2,500  Long Island Power Authority, New York, Electric System
        Revenue Bonds, Series C, 5% due 9/01/2035                          2,609
--------------------------------------------------------------------------------
 2,750  Long Island Power Authority, New York, Electric System
        Revenue Refunding Bonds, Series B, 5%
        due 12/01/2035 (k)                                                 2,896
--------------------------------------------------------------------------------
   100  Metropolitan Transportation Authority, New York,
        Commuter Facilities Revenue Refunding Bonds, Series B,
        5.125% due 7/01/2024 (a)(h)                                          103
--------------------------------------------------------------------------------
 1,000  Metropolitan Transportation Authority, New York,
        Dedicated Tax Fund Revenue Bonds, Series A, 6.125%
        due 4/01/2010 (b)(e)                                               1,086
--------------------------------------------------------------------------------
        Metropolitan Transportation Authority, New York,
        Revenue Refunding Bonds:
 2,100      RIB, Series 724X, 7.51% due 11/15/2032 (c)(g)                  2,537
 4,000      Series A, 5% due 11/15/2025 (b)                                4,233
--------------------------------------------------------------------------------
 1,000  Monroe County, New York, IDA Revenue Bonds
        (Southview Towers Project), AMT, 6.25% due 2/01/2031               1,078
--------------------------------------------------------------------------------
   445  Monroe County, New York, IDA, Student Housing
        Revenue Bonds (Collegiate), Series A, 5.375%
        due 4/01/2029                                                        452
--------------------------------------------------------------------------------
 5,000  Monroe Tobacco Asset Securitization Corporation,
        New York, Tobacco Settlement Asset-Backed Bonds,
        6.375% due 6/01/2010 (e)                                           5,527
--------------------------------------------------------------------------------
   525  Nassau County, New York, IDA, Civic Facility Revenue
        Refunding Bonds (Special Needs Facilities Pooled
        Program), Series F-1, 4.90% due 7/01/2021 (i)                        545
--------------------------------------------------------------------------------
 2,000  Nassau County, New York, Tobacco Settlement
        Corporation, Senior Asset-Backed Revenue Refunding
        Bonds, Series A-3, 5% due 6/01/2035                                2,029
--------------------------------------------------------------------------------
        New York City, New York, City Housing Development
        Corporation, M/F Housing Revenue Bonds:
 2,500      AMT, Series A, 5.50% due 11/01/2034                            2,590
 1,220      AMT, Series C, 5.05% due 11/01/2036                            1,266
 1,000      Series E, 6.25% due 5/01/2036                                  1,071
--------------------------------------------------------------------------------
 2,485  New York City, New York, City Housing Development
        Corporation, Presidential Revenue Bonds (The Animal
        Medical Center), Series A, 5.50% due 12/01/2033                    2,602
--------------------------------------------------------------------------------
        New York City, New York, City IDA, Civic Facility
        Revenue Bonds:
   575      (A Very Special Place Inc. Project), Series A, 6.125%
            due 1/01/2013                                                    593
 1,600      (A Very Special Place Inc. Project), Series A, 7%
            due 1/01/2033                                                  1,694
 1,215      (American National Red Cross Project), 5%
            due 2/01/2036 (a)                                              1,280
 6,000      (PSCH Inc. Project), 6.375% due 7/01/2033                      6,420
 2,500      Series C, 6.80% due 6/01/2028                                  2,710
 1,000      (Special Needs Facility Pooled Program), Series A-1,
            6.50% due 7/01/2017                                            1,047
 2,540      (Special Needs Facility Pooled Program), Series C-1,
            6.50% due 7/01/2017                                            2,670
--------------------------------------------------------------------------------

Portfolio Abbreviations

To simplify the listings of BlackRock New York Municipal Bond Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT       Alternative Minimum Tax (subject to)
DRIVERS   Derivative Inverse Tax-Exempt Receipts
GO        General Obligation Bonds
HFA       Housing Finance Agency
IDA       Industrial Development Authority
IDR       Industrial Development Revenue Bonds
M/F       Multi-Family
PCR       Pollution Control Revenue Bonds
RIB       Residual Interest Bonds
RITR      Residual Interest Trust Receipts


        BLACKROCK NEW YORK MUNICIPAL BOND FUND        SEPTEMBER 30, 2006       9

Schedule of Investments (continued)                               (in Thousands)

  Face
Amount  Municipal Bonds                                                  Value
================================================================================
New York (continued)
--------------------------------------------------------------------------------
        New York City, New York, City IDA, Civic Facility Revenue
        Refunding Bonds (Special Needs Facilities
        Pooled Program) (i):
$1,780      Series A-1, 4.375% due 7/01/2020                            $  1,746
   210      Series A-1, 4.50% due 7/01/2030                                  206
   885      Series C-1, 4.90% due 7/01/2021                                  912
   525      Series C-1, 5.10% due 7/01/2031                                  543
--------------------------------------------------------------------------------
        New York City, New York, City IDA, Revenue Bonds:
 2,000      (Queens Baseball Stadium--Pilot Project), 5%
            due 1/01/2036 (a)                                              2,120
 1,500      (Yankee Stadium--Pilot Project), 5%
            due 3/01/2036 (d)                                              1,588
 3,150      (Yankee Stadium--Pilot Project), 4.50%
            due 3/01/2039 (b)                                              3,137
--------------------------------------------------------------------------------
        New York City, New York, City IDA, Special Facility
        Revenue Bonds, AMT:
 3,500      (1990 American Airlines Inc. Project), 5.40%
            due 7/01/2020                                                  3,248
 1,000      (British Airways Plc Project), 5.25%
            due 12/01/2032                                                   963
   655      (Continental Airlines Inc. Project), 7.25%
            due 11/01/2008                                                   671
 1,250      (Continental Airlines Inc. Project), 8%
            due 11/01/2012                                                 1,365
   250      (Continental Airlines Inc. Project), 8.375%
            due 11/01/2016                                                   277
 2,000      (Continental Airlines Inc. Project), 7.75%
            due 8/01/2031                                                  2,356
--------------------------------------------------------------------------------
 2,500  New York City, New York, City IDA, Special Facility
        Revenue Refunding Bonds (Terminal One Group
        Association Project), AMT, 5.50% due 1/01/2024                     2,701
--------------------------------------------------------------------------------
 1,000  New York City, New York, City Municipal Financing
        Authority, Water and Sewer Systems Revenue Bonds,
        5% due 6/15/2036 (d)                                               1,057
--------------------------------------------------------------------------------
        New York City, New York, City Transitional Finance
        Authority, Future Tax-Secured Revenue Bonds:
   420      Series B, 5.50% due 2/01/2017                                    453
   425      Series C, 5.375% due 2/01/2018                                   456
--------------------------------------------------------------------------------
        New York City, New York, GO:
 1,965      Refunding, Series D, 5.125% due 8/01/2018 (c)                  2,080
 2,000      Series J, 5% due 5/15/2023                                     2,102
 3,000      Series M, 5% due 4/01/2035                                     3,131
--------------------------------------------------------------------------------
 1,500  New York City, New York, Industrial Development Agency,
        Civic Facility Revenue Bonds (YMCA of Greater New York
        Project), 5% due 8/01/2036                                         1,560
--------------------------------------------------------------------------------
 2,475  New York Convention Center Development Corporation,
        New York, Revenue Bonds, DRIVERS, Series 1247Z,
        5.94% due 11/15/2013 (a)(g)                                        2,734
--------------------------------------------------------------------------------
        New York Counties Tobacco Trust I, Tobacco Pass-Through
        Bonds, Series B:
 1,550      6.50% due 6/01/2010 (e)                                        1,722
 1,010      6.625% due 6/01/2010 (e)                                       1,127
   750      6.50% due 6/01/2035                                              800
   490      6.625% due 6/01/2042                                             527
--------------------------------------------------------------------------------
 1,000  New York Liberty Development Corporation Revenue
        Bonds (National Sports Museum Project), Series A,
        6.125% due 2/15/2019                                               1,034
--------------------------------------------------------------------------------
 2,000  New York State Dormitory Authority, Lease Revenue
        Refunding Bonds (Court Facilities), Series A, 5.375%
        due 5/15/2013 (e)                                                  2,202
--------------------------------------------------------------------------------
 1,000  New York State Dormitory Authority, Non-State
        Supported Debt, Insured Revenue Bonds (United
        Cerebral Palsy Affiliates--Pooled Loan Program),
        Series A, 5% due 7/01/2034 (n)                                     1,049
--------------------------------------------------------------------------------
 1,000  New York State Dormitory Authority, Nursing Home
        Revenue Refunding Bonds (Menorah Campus Inc.),
        6.10% due 2/01/2037 (l)                                            1,027
--------------------------------------------------------------------------------
        New York State Dormitory Authority, Revenue Bonds:
 1,935      (Memorial Sloan-Kettering), Series 1, 4.75%
            due 7/01/2035                                                  1,979
 1,130      (New York University Hospitals Center), Series A, 5%
            due 7/01/2016                                                  1,177
 1,000      (New York University), Series 1, 5.50%
            due 7/01/2022 (a)                                              1,171
   250      (Rochester University), Series A, 5.25%
            due 7/01/2023                                                    269
   200      (Rochester University), Series A, 5.25%
            due 7/01/2024                                                    215
 1,500      (Rochester University), Series A, 5.125%
            due 7/01/2039                                                  1,568
 1,180      (School Districts Financing Program), Series E,
            5.75% due 10/01/2030 (d)                                       1,301
 3,000      (White Plains Hospital), 5.375% due 2/15/2043 (l)              3,178
 2,500      (Willow Towers Inc. Project), 5.40%
            due 2/01/2034 (f)                                              2,668
--------------------------------------------------------------------------------
        New York State Dormitory Authority, Revenue
        Refunding Bonds:
 4,850      (Mount Sinai Health), Series A, 6.625%
            due 7/01/2018                                                  5,262
 1,565      (Upstate Community Colleges), Series B, 5.25%
            due 7/01/2021                                                  1,691
--------------------------------------------------------------------------------
 5,000  New York State Dormitory Authority, State Personal
        Income Tax Revenue Bonds, Series F, 5%
        due 3/15/2035 (c)                                                  5,257
--------------------------------------------------------------------------------
 2,000  New York State Energy Research and Development
        Authority, PCR, Refunding (Central Hudson Gas and
        Electric), Series A, 5.45% due 8/01/2027 (a)                       2,111
--------------------------------------------------------------------------------
 3,000  New York State Environmental Facilities Corporation,
        Special Obligation Revenue Refunding Bonds
        (Riverbank State Park), 6.25% due 4/01/2012 (a)(q)                 3,393
--------------------------------------------------------------------------------
        New York State, HFA, M/F Housing Revenue Bonds,
        AMT, Series A:
   875      (Division Street), 5.10% due 2/15/2038                           904
   580      (Watergate II), 4.75% due 2/15/2034                              580
--------------------------------------------------------------------------------
   495  New York State Mortgage Agency, Homeowner
        Mortgage Revenue Bonds, AMT, Series 130, 4.80%
        due 10/01/2037                                                       498
--------------------------------------------------------------------------------
 1,000  New York State Mortgage Agency, Homeowner
        Mortgage Revenue Refunding Bonds, AMT, Series 133,
        4.95% due 10/01/2021                                               1,033
--------------------------------------------------------------------------------


10      BLACKROCK NEW YORK MUNICIPAL BOND FUND        SEPTEMBER 30, 2006

Schedule of Investments (continued)                               (in Thousands)

  Face
Amount  Municipal Bonds                                                  Value
================================================================================
New York (continued)
--------------------------------------------------------------------------------
$2,980  New York State Mortgage Agency Revenue Bonds, AMT,
        Series 101, 5.40% due 4/01/2032                                 $  3,074
--------------------------------------------------------------------------------
 1,000  New York State Municipal Bond Bank Agency, Special
        School Purpose Revenue Bonds, Series C, 5.25%
        due 12/01/2022                                                     1,073
--------------------------------------------------------------------------------
 2,500  New York State Thruway Authority, General Revenue
        Refunding Bonds, Series G, 4.75% due 1/01/2030 (c)                 2,572
--------------------------------------------------------------------------------
 2,190  New York State Thruway Authority, Highway and Bridge
        Trust Fund, Revenue Refunding Bonds, Series C, 5%
        due 4/01/2020 (a)                                                  2,322
--------------------------------------------------------------------------------
 2,980  New York State Thruway Authority, Revenue Refunding
        Bonds, Series E, 5% due 1/01/2025                                  3,052
--------------------------------------------------------------------------------
 3,800  New York State Urban Development Corporation,
        Correctional Facilities Service Contract Revenue Bonds,
        Series D, 5.25% due 1/01/2011 (c)(e)                               4,053
--------------------------------------------------------------------------------
        New York State Urban Development Corporation
        Revenue Bonds:
 1,520      Subordinate Lien, Corporation Purpose, Series A,
            5.125% due 7/01/2021                                           1,623
 3,500      (University Facility Grants), 5.50% due 1/01/2019              3,934
 1,675      (Youth Facilities Services Contract), Series B, 6%
            due 4/01/2010 (e)                                              1,824
   750      (Youth Facilities Services Contract), Series B,
            6.125% due 4/01/2010 (e)                                         820
   615      (Youth Facilities Services Contract), Series B, 6.25%
            due 4/01/2010 (e)                                                675
--------------------------------------------------------------------------------
 1,685  New York State Urban Development Corporation,
        Revenue Refunding Bonds (Clarkson Center Advance
        Materials), 5.50% due 1/01/2020                                    1,896
--------------------------------------------------------------------------------
 3,975  Niagara County, New York, IDA, Solid Waste Disposal
        Revenue Refunding Bonds, AMT, Series A, 5.45%
        due 11/15/2026                                                     4,157
--------------------------------------------------------------------------------
 1,000  Niagara County, New York, Tobacco Asset Securitization
        Corporation, Asset-Backed Revenue Bonds, 6.25%
        due 5/15/2040                                                      1,058
--------------------------------------------------------------------------------
 1,000  North Country, New York, Development Authority, Solid
        Waste Management System, Revenue Refunding Bonds,
        6% due 5/15/2015 (c)                                               1,118
--------------------------------------------------------------------------------
        Onondaga County, New York, IDA, Revenue Bonds
        (Air Cargo), AMT:
 3,970      6.125% due 1/01/2032                                           4,204
 1,365      7.25% due 1/01/2032                                            1,483
--------------------------------------------------------------------------------
   845  Orange County, New York, IDA, Civic Facility Revenue
        Bonds (Special Needs Facilities Pooled Program,
        Series G-1, 4.90% due 7/01/2021 (i)                                  877
--------------------------------------------------------------------------------
 1,000  Port Authority of New York and New Jersey,
        Consolidated Revenue Refunding Bonds, 132nd Series,
        5% due 9/01/2025                                                   1,054
--------------------------------------------------------------------------------
 6,000  Port Authority of New York and New Jersey, Special
        Obligation Revenue Bonds, RIB, AMT, Series 243,
        8.42% due 12/01/2010 (d)(g)                                        7,428
--------------------------------------------------------------------------------
        Sachem Central School District (Holbrook), New York,
        GO, Series B (d):
 1,000      5% due 10/15/2025                                              1,058
 1,300      5% due 10/15/2029                                              1,368
--------------------------------------------------------------------------------
        Suffolk County, New York, IDA, Civic Facility
        Revenue Bonds:
 2,000      (Huntington Hospital Project), Series B, 5.875%
            due 11/01/2032                                                 2,126
   135      (Special Needs Facilities Pooled Program),
            Series D-1, 6.50% due 7/01/2017                                  142
   330      (Special Needs Facilities Pooled Program),
            Series D-1, 4.90% due 7/01/2021 (i)                              343
--------------------------------------------------------------------------------
 1,000  Suffolk County, New York, IDA, Civic Facility Revenue
        Refunding Bonds (Dowling College), Series A, 5%
        due 6/01/2036 (i)                                                  1,028
--------------------------------------------------------------------------------
 1,360  Suffolk County, New York, IDA, IDR (Keyspan--Port
        Jefferson), AMT, 5.25% due 6/01/2027                               1,417
--------------------------------------------------------------------------------
 5,000  Suffolk County, New York, IDA, IDR, Refunding
        (Nissequogue Cogeneration Partners Facility), AMT,
        5.50% due 1/01/2023                                                4,954
--------------------------------------------------------------------------------
 7,155  Suffolk County, New York, IDA, Solid Waste Disposal
        Facility, Revenue Refunding Bonds (Ogden Martin
        System Huntington Project), AMT, 6.25%
        due 10/01/2012 (a)                                                 8,080
--------------------------------------------------------------------------------
   330  Sullivan County, New York, IDA, Civic Facility Revenue
        Bonds (Special Needs Facilities Pooled Program),
        Series H-1, 4.90% due 7/01/2021 (i)                                  343
--------------------------------------------------------------------------------
        Tobacco Settlement Financing Corporation of New York
        Revenue Bonds:
 1,455      Series A-1, 5.25% due 6/01/2020 (a)                            1,568
 1,100      Series C-1, 5.50% due 6/01/2022                                1,190
--------------------------------------------------------------------------------
        Tompkins County, New York, IDA, Care Community
        Revenue Refunding Bonds (Kendal at Ithaca), Series A-2:
   900      5.75% due 7/01/2018                                              921
 1,000      6% due 7/01/2024                                               1,029
--------------------------------------------------------------------------------
        Triborough Bridge and Tunnel Authority, New York,
        Revenue Refunding Bonds:
 3,900      5.25% due 11/15/2023 (d)                                       4,211
 2,000      Series B, 5% due 11/15/2027                                    2,089
 1,000      Series B, 5.125% due 11/15/2029                                1,060
 2,290      Series B, 5% due 11/15/2032 (d)                                2,382
--------------------------------------------------------------------------------
        Troy, New York, City School District, GO, Refunding (c):
   765      5.75% due 7/15/2017                                              828
   805      5.75% due 7/15/2018                                              871
   850      5.75% due 7/15/2019                                              919
--------------------------------------------------------------------------------
        Utica, New York, IDA, Civic Facility Revenue Bonds:
 1,000      (Munson, Williams, Proctor Institute), 5.375%
            due 7/15/2020                                                  1,075
 1,210      (Munson, Williams, Proctor Institute), 5.40%
            due 7/15/2030                                                  1,295
 1,505      (Utica College Project), Series A, 5.75%
            due 8/01/2028                                                  1,576
--------------------------------------------------------------------------------
 1,000  Webster, New York, Central School District, GO,
        Refunding, 5% due 6/15/2023 (c)                                    1,062
--------------------------------------------------------------------------------
   350  Westchester County, New York, IDA, Civic Facility
        Revenue Bonds (Special Needs Facilities Pooled
        Program), Series E-1, 4.90% due 7/01/2021 (i)                        363
--------------------------------------------------------------------------------
 5,200  Westchester County, New York, IDA, Continuing Care
        Retirement, Mortgage Revenue Bonds (Kendal on
        Hudson Project), Series A, 6.50% due 1/01/2034                     5,563
--------------------------------------------------------------------------------


        BLACKROCK NEW YORK MUNICIPAL BOND FUND        SEPTEMBER 30, 2006      11

Schedule of Investments (concluded)                               (in Thousands)

  Face
Amount  Municipal Bonds                                                  Value
================================================================================
New York (concluded)
--------------------------------------------------------------------------------
        Willsboro, New York, Central School District, GO,
        Refunding (b):
$  655      5.75% due 6/15/2026                                         $    716
   690      5.75% due 6/15/2027                                              754
   730      5.75% due 6/15/2028                                              798
   770      5.75% due 6/15/2029                                              842
--------------------------------------------------------------------------------
 1,000  Yonkers, New York, Industrial Development Agency
        Revenue, Sacred Heart Associations Project,
        Series A, 5% due 10/01/2037                                        1,028
================================================================================
Guam--0.7%
--------------------------------------------------------------------------------
 2,000  Guam Government Waterworks Authority, Water and
        Wastewater System, Revenue Refunding Bonds,
        5.875% due 7/01/2035                                               2,145
================================================================================
Puerto Rico--6.5%
--------------------------------------------------------------------------------
 1,000  Children's Trust Fund Project of Puerto Rico, Tobacco
        Settlement Revenue Refunding Bonds, 5.625%
        due 5/15/2043                                                      1,039
--------------------------------------------------------------------------------
 4,750  Puerto Rico Commonwealth, GO, Refunding, RITR,
        Class R, Series 3, 7.372% due 7/01/2016 (d)(g)                     5,466
--------------------------------------------------------------------------------
 1,000  Puerto Rico Commonwealth Highway and
        Transportation Authority, Transportation Revenue
        Refunding Bonds, Series K, 5% due 7/01/2035 (n)                    1,054
--------------------------------------------------------------------------------
 7,470  Puerto Rico Commonwealth Infrastructure Financing
        Authority, Special Tax and Capital Appreciation Revenue
        Bonds, Series A, 4.771% due 7/01/2042 (b)(p)                       1,464
--------------------------------------------------------------------------------
 1,000  Puerto Rico Commonwealth, Public Improvement, GO,
        Refunding, Series B, 5.25% due 7/01/2032                           1,068
--------------------------------------------------------------------------------
 1,000  Puerto Rico Electric Power Authority, Power Revenue
        Bonds, Trust Receipts, Class R, Series 16 HH, 7.372%
        due 7/01/2013 (c)(g)                                               1,170
--------------------------------------------------------------------------------
 1,000  Puerto Rico Industrial, Medical and Environmental
        Pollution Control Facilities Financing Authority, Special
        Facilities Revenue Bonds (American Airlines Inc.),
        Series A, 6.45% due 12/01/2025                                     1,004
--------------------------------------------------------------------------------
 1,420  Puerto Rico Industrial, Tourist, Educational, Medical and
        Environmental Control Facilities Revenue Bonds
        (Cogeneration Facility--AES Puerto Rico Project), AMT,
        6.625% due 6/01/2026                                               1,546
--------------------------------------------------------------------------------
 3,700  Puerto Rico Public Buildings Authority, Government
        Facilities Revenue Refunding Bonds, Series I, 5.25%
        due 7/01/2033                                                      3,919
--------------------------------------------------------------------------------
 1,000  Puerto Rico Public Finance Corporation,
        Commonwealth Appropriation Revenue Bonds,
        Series E, 5.70% due 2/01/2010 (e)                                  1,067
================================================================================
U.S. Virgin Islands--1.8%
--------------------------------------------------------------------------------
 4,500  Virgin Islands Government Refinery Facilities, Revenue
        Refunding Bonds (Hovensa Coker Project), AMT, 6.50%
        due 7/01/2021                                                      5,072
--------------------------------------------------------------------------------
        Total Municipal Bonds
        (Cost--$264,090)--98.2%                                          283,079
================================================================================

Shares
  Held  Short-Term Securities
================================================================================
    25  CMA New York Municipal Money Fund, 3.10% (m)(o)                       25
--------------------------------------------------------------------------------
        Total Short-Term Securities
        (Cost--$25)--0.0%                                                     25
================================================================================
Total Investments (Cost--$264,115*)--98.2%                               283,104

Other Assets Less Liabilities--1.8%                                        5,118
                                                                        --------
Net Assets--100.0%                                                      $288,222
                                                                        ========

* The cost and unrealized appreciation (depreciation) of investments as of September 30, 2006, as computed for federal income tax purposes, were as follows:

      Aggregate cost .................................................  $264,010
                                                                        ========
      Gross unrealized appreciation ..................................  $ 19,094
      Gross unrealized depreciation ..................................        --
                                                                        --------
      Net unrealized appreciation ....................................  $ 19,094
                                                                        ========

(a)   AMBAC Insured.
(b)   FGIC Insured.
(c)   FSA Insured.
(d)   MBIA Insured.
(e)   Prerefunded.
(f)   GNMA Collateralized.
(g) The rate disclosed is that currently in effect. This rate changes periodically and inversely based upon prevailing market rates.
(h)   Escrowed to maturity.
(i)   ACA Insured.
(j)   Radian Insured.
(k)   CIFG Insured.
(l)   FHA Insured.
(m) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

      --------------------------------------------------------------------------
                                                        Net             Dividend
      Affiliate                                      Activity            Income
      --------------------------------------------------------------------------
      CMA New York Municipal Money Fund                (827)               $50
      --------------------------------------------------------------------------

(n)   Assured Guaranty Insured.
(o)   Represents the current yield as of September 30, 2006.
(p) Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase.
(q) All or a portion of security held as collateral in connection with open financial futures contracts.
o     Financial futures contracts sold as of September 30, 2006 were as follows:

        ------------------------------------------------------------------------
        Number of                    Expiration        Face          Unrealized
        Contracts   Issue               Date           Value        Depreciation
        ------------------------------------------------------------------------
           50       30-Year U.S.      December
                    Treasury Bond       2006          $5,528            $(92)
        ------------------------------------------------------------------------

      See Notes to Financial Statements.


12      BLACKROCK NEW YORK MUNICIPAL BOND FUND        SEPTEMBER 30, 2006

Statement of Assets and Liabilities

As of September 30, 2006
===================================================================================================================================
Assets
-----------------------------------------------------------------------------------------------------------------------------------
            Investments in unaffiliated securities, at value (identified cost--$264,090,177) ...                      $ 283,078,972
            Investments in affiliated securities, at value (identified cost--$24,643) ..........                             24,643
            Cash ...............................................................................                             33,557
            Receivables:
                Interest .......................................................................    $   4,447,289
                Securities sold ................................................................        2,454,584
                Beneficial interest sold .......................................................           11,632         6,913,505
                                                                                                    -------------
            Prepaid expenses ...................................................................                             36,608
                                                                                                                      -------------
            Total assets .......................................................................                        290,087,285
                                                                                                                      -------------
===================================================================================================================================
Liabilities
-----------------------------------------------------------------------------------------------------------------------------------
            Payables:
                Securities purchased ...........................................................        1,175,889
                Dividends to shareholders ......................................................          338,280
                Investment adviser .............................................................          116,373
                Beneficial interest redeemed ...................................................           69,038
                Distributor ....................................................................           43,497
                Other affiliates ...............................................................           21,233         1,764,310
                                                                                                    -------------
            Accrued expenses ...................................................................                            101,398
                                                                                                                      -------------
            Total liabilities ..................................................................                          1,865,708
                                                                                                                      -------------
===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
            Net assets .........................................................................                      $ 288,221,577
                                                                                                                      =============
===================================================================================================================================
Net Assets Consist of*
-----------------------------------------------------------------------------------------------------------------------------------
            Class A Shares of beneficial interest, $.10 par value, unlimited number of shares
             authorized ........................................................................                      $   2,011,161
            Class B Shares of beneficial interest, $.10 par value, unlimited number of shares
             authorized ........................................................................                            314,604
            Class C Shares of beneficial interest, $.10 par value, unlimited number of shares
             authorized ........................................................................                            170,978
            Class I Shares of beneficial interest, $.10 par value, unlimited number of shares
             authorized ........................................................................                             99,084
            Paid-in capital in excess of par ...................................................                        283,899,099
            Undistributed investment income--net ...............................................    $     500,416
            Accumulated realized capital losses--net ...........................................      (17,670,246)
            Unrealized appreciation--net .......................................................       18,896,481
                                                                                                    -------------
            Total accumulated earnings--net ....................................................                          1,726,651
                                                                                                                      -------------
            Net Assets .........................................................................                      $ 288,221,577
                                                                                                                      =============
===================================================================================================================================
Net Asset Value*
-----------------------------------------------------------------------------------------------------------------------------------
            Class A--Based on net assets of $223,321,631 and 20,111,605 shares of beneficial
             interest outstanding ..............................................................                      $       11.10
                                                                                                                      =============
            Class B--Based on net assets of $34,921,473 and 3,146,042 shares of beneficial
             interest outstanding ..............................................................                      $       11.10
                                                                                                                      =============
            Class C--Based on net assets of $18,983,926 and 1,709,782 shares of beneficial
             interest outstanding ..............................................................                      $       11.10
                                                                                                                      =============
            Class I--Based on net assets of $10,994,547 and 990,835 shares of beneficial
             interest outstanding ..............................................................                      $       11.10
                                                                                                                      =============

* Effective October 2, 2006, Class A, Class B, Class C and Class I Shares were redesignated Investor A1, Investor B, Investor C1 and Institutional Shares, respectively.

      See Notes to Financial Statements.


        BLACKROCK NEW YORK MUNICIPAL BOND FUND        SEPTEMBER 30, 2006      13

Statement of Operations

For the Year Ended September 30, 2006
===================================================================================================================================
Investment Income
-----------------------------------------------------------------------------------------------------------------------------------
            Interest ...........................................................................                      $  12,967,578
            Dividends from affiliates ..........................................................                             50,485
                                                                                                                      -------------
            Total income .......................................................................                         13,018,063
                                                                                                                      -------------
===================================================================================================================================
Expenses
-----------------------------------------------------------------------------------------------------------------------------------
            Investment advisory fees ...........................................................    $   1,333,978
            Account maintenance and distribution fees--Class B* ................................          198,343
            Account maintenance fees--Class A* .................................................          174,653
            Accounting services ................................................................          116,970
            Account maintenance and distribution fees--Class C* ................................          103,522
            Transfer agent fees--Class A* ......................................................           77,228
            Professional fees ..................................................................           57,615
            Printing and shareholder reports ...................................................           50,499
            Registration fees ..................................................................           49,542
            Transfer agent fees--Class B* ......................................................           21,198
            Trustees' fees and expenses ........................................................           17,453
            Pricing fees .......................................................................           17,371
            Custodian fees .....................................................................           15,887
            Transfer agent fees--Class C* ......................................................            8,872
            Transfer agent fees--Class I* ......................................................            4,920
            Other ..............................................................................           27,829
                                                                                                    -------------
            Total expenses before reimbursement ................................................        2,275,880
            Reimbursement of expenses ..........................................................           (8,055)
                                                                                                    -------------
            Total expenses after reimbursement .................................................                          2,267,825
                                                                                                                      -------------
            Investment income--net .............................................................                         10,750,238
                                                                                                                      -------------
===================================================================================================================================
Realized & Unrealized Gain (Loss)--Net
-----------------------------------------------------------------------------------------------------------------------------------
            Realized gain (loss) on:
                Investments--net ...............................................................          976,466
                Financial futures contracts--net ...............................................          (57,046)          919,420
                                                                                                    -------------
            Change in unrealized appreciation/depreciation on:
                Investments--net ...............................................................        1,492,421
                Financial futures contracts--net ...............................................          (92,314)        1,400,107
                                                                                                    -------------------------------
            Total realized and unrealized gain--net ............................................                          2,319,527
                                                                                                                      -------------
            Net Increase in Net Assets Resulting from Operations ...............................                      $  13,069,765
                                                                                                                      =============

* Effective October 2, 2006, Class A, Class B, Class C and Class I Shares were redesignated Investor A1, Investor B, Investor C1 and Institutional Shares, respectively.

      See Notes to Financial Statements.


14      BLACKROCK NEW YORK MUNICIPAL BOND FUND        SEPTEMBER 30, 2006

Statements of Changes in Net Assets

                                                                                                           For the Year Ended
                                                                                                             September 30,
                                                                                                    -------------------------------
Increase (Decrease) in Net Assets:                                                                       2006              2005
===================================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------------------------
            Investment income--net .............................................................    $  10,750,238     $  10,376,154
            Realized gain--net .................................................................          919,420           616,980
            Change in unrealized appreciation/depreciation--net ................................        1,400,107          (220,979)
                                                                                                    -------------------------------
            Net increase in net assets resulting from operations ...............................       13,069,765        10,772,155
                                                                                                    -------------------------------
===================================================================================================================================
Dividends to Shareholders**
-----------------------------------------------------------------------------------------------------------------------------------
            Investment income--net:
               Class A .........................................................................       (7,854,809)       (6,853,720)
               Class B .........................................................................       (1,632,651)       (2,240,911)
               Class C .........................................................................         (691,341)         (720,939)
               Class I .........................................................................         (505,899)         (487,887)
                                                                                                    -------------------------------
            Net decrease in net assets resulting from dividends to shareholders ................      (10,684,700)      (10,303,457)
                                                                                                    -------------------------------
===================================================================================================================================
Beneficial Interest Transactions
-----------------------------------------------------------------------------------------------------------------------------------
            Net increase (decrease) in net assets derived from beneficial interest transactions        71,338,738       (16,553,534)
                                                                                                    -------------------------------
===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
            Total increase (decrease) in net assets ............................................       73,723,803       (16,084,836)
            Beginning of year ..................................................................      214,497,774       230,582,610
                                                                                                    -------------------------------
            End of year* .......................................................................    $ 288,221,577     $ 214,497,774
                                                                                                    ===============================
               * Undistributed investment income--net ..........................................    $     500,416     $     434,878
                                                                                                    ===============================

* Effective October 2, 2006, Class A, Class B, Class C and Class I Shares were redesignated Investor A1, Investor B, Investor C1 and Institutional Shares, respectively.

      See Notes to Financial Statements.


        BLACKROCK NEW YORK MUNICIPAL BOND FUND        SEPTEMBER 30, 2006      15

Financial Highlights

                                                                          Class A@
The following per share data                --------------------------------------------------------------------
and ratios have been derived                                   For the Year Ended September 30,
from information provided in                --------------------------------------------------------------------
the financial statements.                     2006           2005           2004           2003           2002
================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year .....    $  11.05       $  11.03       $  11.23       $  11.45       $  11.14
                                            --------------------------------------------------------------------
Investment income--net .................         .50++          .53++          .53++          .54++          .51
Realized and unrealized gain (loss)--net         .04            .02           (.20)          (.22)           .32
                                            --------------------------------------------------------------------
Total from investment operations .......         .54            .55            .33            .32            .83
                                            --------------------------------------------------------------------
Less dividends and distributions:
  Investment income--net ...............        (.49)          (.53)          (.53)          (.54)          (.52)
  Realized gain--net ...................          --             --             --+            --             --+
                                            --------------------------------------------------------------------
Total dividends and distributions ......        (.49)          (.53)          (.53)          (.54)          (.52)
                                            --------------------------------------------------------------------
Net asset value, end of year ...........    $  11.10       $  11.05       $  11.03       $  11.23       $  11.45
                                            ====================================================================
================================================================================================================
Total Investment Return*
----------------------------------------------------------------------------------------------------------------
Based on net asset value per share .....        5.08%          5.05%          3.05%          2.89%          7.73%
                                            ====================================================================
================================================================================================================
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------------------------
Expenses, net of reimbursement .........         .84%           .84%           .84%           .84%           .80%
                                            ====================================================================
Expenses ...............................         .84%           .84%           .85%           .84%           .80%
                                            ====================================================================
Investment income--net .................        4.52%          4.79%          4.79%          4.83%          4.60%
                                            ====================================================================
================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands) .    $223,322       $141,319       $145,532       $150,395       $145,267
                                            ====================================================================
Portfolio turnover .....................       55.32%         27.34%         21.68%         55.91%         53.86%
                                            ====================================================================

                                                                          Class B@
The following per share data                --------------------------------------------------------------------
and ratios have been derived                                   For the Year Ended September 30,
from information provided in                --------------------------------------------------------------------
the financial statements.                     2006           2005           2004           2003           2002
================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year .....    $  11.06       $  11.04       $  11.23       $  11.46       $  11.15
                                            --------------------------------------------------------------------
Investment income--net .................         .45++          .49++          .49++          .50++          .47
Realized and unrealized gain (loss)--net         .04            .01           (.20)          (.24)           .32
                                            --------------------------------------------------------------------
Total from investment operations .......         .49            .50            .29            .26            .79
                                            --------------------------------------------------------------------
Less dividends and distributions:
  Investment income--net ...............        (.45)          (.48)          (.48)          (.49)          (.48)
  Realized gain--net ...................          --             --             --+            --             --+
                                            --------------------------------------------------------------------
Total dividends and distributions ......        (.45)          (.48)          (.48)          (.49)          (.48)
                                            --------------------------------------------------------------------
Net asset value, end of year ...........    $  11.10       $  11.06       $  11.04       $  11.23       $  11.46
                                            ====================================================================
================================================================================================================
Total Investment Return*
----------------------------------------------------------------------------------------------------------------
Based on net asset value per share .....        4.56%          4.62%          2.72%          2.38%          7.29%
                                            ====================================================================
================================================================================================================
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------------------------
Expenses, net of reimbursement .........        1.25%          1.25%          1.25%          1.25%          1.21%
                                            ====================================================================
Expenses ...............................        1.25%          1.25%          1.25%          1.25%          1.21%
                                            ====================================================================
Investment income--net .................        4.14%          4.38%          4.39%          4.41%          4.19%
                                            ====================================================================
================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands) .    $ 34,921       $ 45,506       $ 57,409       $ 78,510       $102,847
                                            ====================================================================
Portfolio turnover .....................       55.32%         27.34%         21.68%         55.91%         53.86%
                                            ====================================================================

*     Total investment returns exclude the effects of sales charges.
+     Amount is less than $(.01) per share.
++    Based on average shares outstanding.
@ Effective October 2, 2006, Class A and Class B Shares were redesignated Investor A1 and Investor B Shares, respectively.

      See Notes to Financial Statements.


16      BLACKROCK NEW YORK MUNICIPAL BOND FUND        SEPTEMBER 30, 2006

Financial Highlights (concluded)

                                                                          Class C@
The following per share data                --------------------------------------------------------------------
and ratios have been derived                                   For the Year Ended September 30,
from information provided in                --------------------------------------------------------------------
the financial statements.                     2006           2005           2004           2003           2002
================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year .....    $  11.06       $  11.04       $  11.24       $  11.46       $  11.15
                                            --------------------------------------------------------------------
Investment income--net .................         .44++          .48++          .48++          .48++          .45
Realized and unrealized gain (loss)--net         .04            .01           (.21)          (.22)           .32
                                            --------------------------------------------------------------------
Total from investment operations .......         .48            .49            .27            .26            .77
                                            --------------------------------------------------------------------
Less dividends and distributions:
  Investment income--net ...............        (.44)          (.47)          (.47)          (.48)          (.46)
  Realized gain--net ...................          --             --             --+            --             --+
                                            --------------------------------------------------------------------
Total dividends and distributions ......        (.44)          (.47)          (.47)          (.48)          (.46)
                                            --------------------------------------------------------------------
Net asset value, end of year ...........    $  11.10       $  11.06       $  11.04       $  11.24       $  11.46
                                            ====================================================================
================================================================================================================
Total Investment Return*
----------------------------------------------------------------------------------------------------------------
Based on net asset value per share .....        4.46%          4.52%          2.53%          2.38%          7.19%
                                            ====================================================================
================================================================================================================
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------------------------
Expenses, net of reimbursement .........        1.35%          1.35%          1.35%          1.34%          1.31%
                                            ====================================================================
Expenses ...............................        1.35%          1.35%          1.35%          1.35%          1.31%
                                            ====================================================================
Investment income--net .................        4.03%          4.28%          4.29%          4.32%          4.10%
                                            ====================================================================
================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands) .    $ 18,984       $ 17,080       $ 17,309       $ 16,729       $ 14,773
                                            ====================================================================
Portfolio turnover .....................       55.32%         27.34%         21.68%         55.91%         53.86%
                                            ====================================================================

                                                                          Class I@
The following per share data                --------------------------------------------------------------------
and ratios have been derived                                   For the Year Ended September 30,
from information provided in                --------------------------------------------------------------------
the financial statements.                     2006           2005           2004           2003           2002
================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year .....    $  11.05       $  11.03       $  11.23       $  11.46       $  11.14
                                            --------------------------------------------------------------------
Investment income--net .................         .51++          .54++          .54++          .55++          .52
Realized and unrealized gain (loss)--net         .04            .02           (.20)          (.23)           .33
                                            --------------------------------------------------------------------
Total from investment operations .......         .55            .56            .34            .32            .85
                                            --------------------------------------------------------------------
Less dividends and distributions:
  Investment income--net ...............        (.50)          (.54)          (.54)          (.55)          (.53)
  Realized gain--net ...................          --             --             --+            --             --+
                                            --------------------------------------------------------------------
Total dividends and distributions ......        (.50)          (.54)          (.54)          (.55)          (.53)
                                            --------------------------------------------------------------------
Net asset value, end of year ...........    $  11.10       $  11.05       $  11.03       $  11.23       $  11.46
                                            ====================================================================
================================================================================================================
Total Investment Return*
----------------------------------------------------------------------------------------------------------------
Based on net asset value per share .....        5.19%          5.15%          3.15%          2.89%          7.93%
                                            ====================================================================
================================================================================================================
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------------------------
Expenses, net of reimbursement .........         .74%           .74%           .74%           .74%           .71%
                                            ====================================================================
Expenses ...............................         .74%           .74%           .75%           .74%           .71%
                                            ====================================================================
Investment income--net .................        4.64%          4.89%          4.90%          4.92%          4.69%
                                            ====================================================================
================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands) .    $ 10,995       $ 10,593       $ 10,332       $ 10,275       $ 11,928
                                            ====================================================================
Portfolio turnover .....................       55.32%         27.34%         21.68%         55.91%         53.86%
                                            ====================================================================

* Total investment returns exclude the effects of sales charges. Effective December 28, 2005, Class I Shares are no longer subject to any front-end sales charges.
+     Amount is less than $(.01) per share.
++    Based on average shares outstanding.
@ Effective October 2, 2006, Class C and Class I Shares were redesignated Investor C1 and Institutional Shares, respectively.

      See Notes to Financial Statements.


        BLACKROCK NEW YORK MUNICIPAL BOND FUND        SEPTEMBER 30, 2006      17

Notes to Financial Statements

1. Significant Accounting Policies:

On September 29, 2006, Merrill Lynch New York Municipal Bond Fund and Merrill Lynch Multi-State Municipal Series Trust, of which the Fund is a part of, were renamed BlackRock New York Municipal Bond Fund (the "Fund") and BlackRock Multi-State Municipal Series Trust (the "Trust"), respectively. The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Fund offers multiple classes of shares. Class A Shares are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. Class I Shares are sold only to certain eligible investors. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B and Class C Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Class B shareholders may vote on certain changes to the Class A distribution plan). Effective October 2, 2006, Class A, Class B, Class C and Class I Shares were redesignated Investor A1, Investor B, Investor C1 and Institutional Shares, respectively. Investor A1, Investor B and Investor C1 will no longer be available for purchase except through dividend reinvestment in connection with existing holdings or through certain authorized qualified employee benefit plans. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds are traded primarily in the over-the-counter ("OTC") markets and are valued at the last available bid price in the OTC market or on the basis of values as obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general direction of the Board of Trustees. Such valuations and procedures are reviewed periodically by the Board of Trustees of the Trust. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the OTC market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued by quoted fair values received daily by the Fund's pricing service. Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, under which method the investment is valued at cost and any premium or discount is amortized on a straight line basis to maturity. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust.

(b) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such financial futures contracts. Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Forward interest rate swaps -- The Fund may enter into forward interest rate swaps. In a forward interest rate swap, the Fund and the counterparty agree to make periodic net payments on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. When the agreement is closed, the Fund records a realized gain or loss in an amount equal to the value of the agreement.


18      BLACKROCK NEW YORK MUNICIPAL BOND FUND        SEPTEMBER 30, 2006

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(d) Recent accounting pronouncement -- In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48 ("FIN 48") entitled "Accounting for Uncertainty in Income Taxes -- an interpretation of FASB Statement No. 109." FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity including mutual funds before being measured and recognized in the financial statements. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006. The impact on the Fund's financial statements, if any, is currently being assessed.

(e) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(f) Prepaid registration fees -- Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions -- Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(h) Expenses -- Certain expenses have been allocated to the individual funds in the Trust on a pro rata basis based upon the respective aggregate net asset value of each fund included in the Trust.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: .55% of the Fund's average daily net assets not exceeding $500 million; .525% of average daily net assets in excess of $500 million but not exceeding $1 billion; and .50% of average daily net assets in excess of $1 billion. The Investment Adviser has agreed to waive its management fee by the amount of management fees the Fund pays to FAM indirectly through its investment in CMA New York Municipal Money Fund. For the year ended September 30, 2006, FAM reimbursed the Fund in the amount of $8,055.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor an ongoing account maintenance fee and a distribution fee. These fees are accrued daily and paid monthly, at the annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                                Account            Distribution
                                             Maintenance Fee            Fee
--------------------------------------------------------------------------------
Class A ...................................       .10%                  --
Class B ...................................       .25%                 .25%
Class C ...................................       .25%                 .35%
--------------------------------------------------------------------------------

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of FAM, also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B and Class C shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended September 30, 2006, FAMD earned underwriting discounts and MLPF&S earned dealer concessions on the sales of the Fund's Class A and Class I Shares as follows:

--------------------------------------------------------------------------------
                                                         FAMD            MLPF&S
--------------------------------------------------------------------------------
Class A ..............................................  $7,931          $52,975
Class I ..............................................  $1,621          $18,309
--------------------------------------------------------------------------------

For the year ended September 30, 2006, MLPF&S received contingent deferred sales charges of $24,440 and $5,944 relating to transactions in Class B and Class C Shares, respectively.


        BLACKROCK NEW YORK MUNICIPAL BOND FUND        SEPTEMBER 30, 2006      19

Financial Data Services, Inc. ("FDS"), a wholly owned subsidiary of ML & Co., is the Fund's transfer agent.

For the year ended September 30, 2006, the Fund reimbursed FAM $5,528 for certain accounting services.

In February 2006, ML & Co. and BlackRock, Inc. entered into an agreement to contribute ML & Co.'s investment management business, including FAM, to the investment management business of BlackRock, Inc. The transaction closed on September 29, 2006.

On July 31, 2006, shareholders of the Fund approved a new Investment Advisory Agreement with BlackRock Advisors, Inc. (the "Manager"), a wholly owned subsidiary of BlackRock, Inc. BlackRock Advisors, Inc. was reorganized into BlackRock Advisors, LLC. The new advisory agreement became effective on September 29, 2006 and the investment advisory fee is unchanged. In addition, the Manager has entered into a sub-advisory agreement with BlackRock Investment Management, LLC, an affiliate, under which the Manager pays the Sub-Adviser for services it provides a fee equal to 59% of the management fee paid to the Manager.

In connection with the closing, the Fund's Transfer Agent became PFPC, Inc., an affiliate of the Manager. In addition, BlackRock Distributors, Inc., an affiliate of BlackRock, Inc., became an additional distributor.

Prior to the closing, certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, FDS, FAMD, and/or ML & Co.

Commencing September 29, 2006, certain officers and/or trustees of the Fund are officers and/or directors of BlackRock, Inc. or its affiliates.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended September 30, 2006 were $195,223,154 and $130,034,922, respectively.

4. Beneficial Interest Transactions:

Net increase (decrease) in net assets derived from beneficial interest transactions was $71,338,738 and ($16,553,534) for the years ended September 30, 2006 and September 30, 2005, respectively.

Effective October 2, 2006, Class A, Class B, Class C and Class I Shares were redesignated Investor A1, Investor B, Investor C1 and Institutional Shares, respectively.

Transactions in shares of beneficial interest for each class were as follows:

-------------------------------------------------------------------------------
Class A Shares for the Year                                           Dollar
Ended September 30, 2006                            Shares            Amount
-------------------------------------------------------------------------------
Shares sold ................................          652,209     $   7,185,635
Automatic conversion of shares .............          523,681         5,733,661
Shares issued resulting
  from reorganization ......................        7,992,857        87,042,207
Shares issued to shareholders in
  reinvestment of dividends ................          374,438         4,106,121
                                                -------------------------------
Total issued ...............................        9,543,185       104,067,624
Shares redeemed ............................       (2,218,785)      (24,289,237)
                                                -------------------------------
Net increase ...............................        7,324,400     $  79,778,387
                                                ===============================

-------------------------------------------------------------------------------
Class A Shares for the Year                                           Dollar
Ended September 30, 2005                            Shares            Amount
-------------------------------------------------------------------------------
Shares sold ................................          188,086     $   2,084,645
Automatic conversion of shares .............          455,036         5,049,879
Shares issued to shareholders in
  reinvestment of dividends ................          286,498         3,178,323
                                                -------------------------------
Total issued ...............................          929,620        10,312,847
Shares redeemed ............................       (1,338,117)      (14,817,397)
                                                -------------------------------
Net decrease ...............................         (408,497)    $  (4,504,550)
                                                ===============================

-------------------------------------------------------------------------------
Class B Shares for the Year                                           Dollar
Ended September 30, 2006                            Shares            Amount
-------------------------------------------------------------------------------
Shares sold ................................           81,049     $     888,958
Shares issued to shareholders in
  reinvestment of dividends ................           75,528           828,579
                                                -------------------------------
Total issued ...............................          156,577         1,717,537
                                                -------------------------------
Automatic conversion of shares .............         (523,422)       (5,733,661)
Shares redeemed ............................         (602,227)       (6,602,676)
                                                -------------------------------
Total redeemed .............................       (1,125,649)      (12,336,337)
                                                -------------------------------
Net decrease ...............................         (969,072)    $ (10,618,800)
                                                ===============================

-------------------------------------------------------------------------------
Class B Shares for the Year                                           Dollar
Ended September 30, 2005                            Shares            Amount
-------------------------------------------------------------------------------
Shares sold ................................           98,278     $   1,090,046
Shares issued to shareholders in
  reinvestment of dividends ................          104,679         1,161,525
                                                -------------------------------
Total issued ...............................          202,957         2,251,571
                                                -------------------------------
Automatic conversion of shares .............         (454,789)       (5,049,879)
Shares redeemed ............................         (835,234)       (9,250,298)
                                                -------------------------------
Total redeemed .............................       (1,290,023)      (14,300,177)
                                                -------------------------------
Net decrease ...............................       (1,087,066)    $ (12,048,606)
                                                ===============================

-------------------------------------------------------------------------------
Class C Shares for the Year                                           Dollar
Ended September 30, 2006                            Shares            Amount
-------------------------------------------------------------------------------
Shares sold ................................          494,616     $   5,430,483
Shares issued to shareholders in
  reinvestment of dividends ................           39,076           428,802
                                                -------------------------------
Total issued ...............................          533,692         5,859,285
Shares redeemed ............................         (368,012)       (4,036,763)
                                                -------------------------------
Net increase ...............................          165,680     $   1,822,522
                                                ===============================


20      BLACKROCK NEW YORK MUNICIPAL BOND FUND        SEPTEMBER 30, 2006

Notes to Financial Statements (concluded)

-------------------------------------------------------------------------------
Class C Shares for the Year                                           Dollar
Ended September 30, 2005                            Shares            Amount
-------------------------------------------------------------------------------
Shares sold ................................          291,412     $   3,241,983
Shares issued to shareholders in
  reinvestment of dividends ................           40,795           452,944
                                                -------------------------------
Total issued ...............................          332,207         3,694,927
Shares redeemed ............................         (356,174)       (3,950,583)
                                                -------------------------------
Net decrease ...............................          (23,967)    $    (255,656)
                                                ===============================

-------------------------------------------------------------------------------
Class I Shares for the Year                                           Dollar
Ended September 30, 2006                            Shares            Amount
-------------------------------------------------------------------------------
Shares sold ................................          283,451     $   3,105,770
Shares issued to shareholders in
  reinvestment of dividends ................           19,589           214,809
                                                -------------------------------
Total issued ...............................          303,040         3,320,579
Shares redeemed ............................         (270,457)       (2,963,950)
                                                -------------------------------
Net increase ...............................           32,583     $     356,629
                                                ===============================

-------------------------------------------------------------------------------
Class I Shares for the Year                                           Dollar
Ended September 30, 2005                            Shares            Amount
-------------------------------------------------------------------------------
Shares sold ................................          287,347     $   3,192,215
Shares issued to shareholders in
  reinvestment of dividends ................           22,638           251,116
                                                -------------------------------
Total issued ...............................          309,985         3,443,331
Shares redeemed ............................         (288,316)       (3,188,053)
                                                -------------------------------
Net increase ...............................           21,669     $     255,278
                                                ===============================

5. Short-Term Borrowings:

The Trust, on behalf of the Fund, along with certain other funds managed by FAM and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders, which expires November 2006. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .07% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each Fund's election, the federal funds rate plus .50% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the year ended September 30, 2006.

6. Distributions to Shareholders:

The tax character of distributions paid during the fiscal years ended September 30, 2006 and September 30, 2005 was as follows:

--------------------------------------------------------------------------------
                                                      9/30/2006       9/30/2005
--------------------------------------------------------------------------------
Distributions paid from:
  Tax-exempt income ...............................  $10,684,700     $10,303,457
                                                     ---------------------------
Total distributions ...............................  $10,684,700     $10,303,457
                                                     ===========================

As of September 30, 2006, the components of accumulated earnings on a tax basis were as follows:

-----------------------------------------------------------------------------
Undistributed tax-exempt income -- net ..................        $    271,841
Undistributed long-term capital gains -- net ............                  --
                                                                 ------------
Total undistributed earnings -- net .....................             271,841
Capital loss carryforward ...............................         (17,122,042)*
Unrealized gains -- net .................................          18,576,852**
                                                                 ------------
Total accumulated earnings -- net .......................        $  1,726,651
                                                                 ============

* On September 30, 2006, the Fund had a net capital loss carryforward of $17,122,042, of which $8,186,835 expires in 2009 and $8,935,207 expires in
      2013. This amount will be available to offset like amounts of any future taxable gains.
** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of losses on straddles, the difference between book and tax amortization methods for premiums and discounts on fixed income securities and the realization for tax purposes of unrealized gains (losses) on certain futures contracts.

7. Acquisition of Lebenthal New York Municipal Bond Fund:

On May 1, 2006, the Fund acquired substantially all of the assets and assumed substantially all of the liabilities of Lebenthal New York Municipal Bond Fund pursuant to a plan of reorganization. The acquisition was accomplished by a tax-free exchange of 10,938,694 shares of Common Stock of Lebenthal New York Municipal Bond Fund for 7,992,857 Class A Shares of Common Stock of the Fund. Lebenthal New York Municipal Bond Fund's net assets on that date of $87,042,207, including $6,175 of accumulated net realized losses and $3,460,794 of net unrealized appreciation were combined with those of the Fund. The aggregate net assets immediately after the acquisition amounted to $293,674,393.


        BLACKROCK NEW YORK MUNICIPAL BOND FUND        SEPTEMBER 30, 2006      21

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of BlackRock Multi-State Municipal Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock New York Municipal Bond Fund, one of the portfolios constituting BlackRock Multi-State Municipal Series Trust (formerly Merrill Lynch New York Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust) (the "Trust"), as of September 30, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock New York Municipal Bond Fund of BlackRock Multi-State Municipal Series Trust as of September 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
November 21, 2006

Important Tax Information (unaudited)

All of the net investment income distributions paid monthly by BlackRock New York Municipal Bond Fund of BlackRock Multi-State Municipal Series Trust during the taxable year ended September 30, 2006 qualify as tax-exempt interest dividends for federal income tax purposes.


22      BLACKROCK NEW YORK MUNICIPAL BOND FUND        SEPTEMBER 30, 2006

Disclosure of New Investment Advisory Agreement

New BlackRock Investment Advisory Agreement -- Matters Considered by the Board

In connection with the combination of Merrill Lynch's investment advisory business, including Fund Asset Management, L.P. (the "Previous Investment Adviser"), with that of BlackRock, Inc. ("BlackRock") to create a new independent company ("New BlackRock") (the "Transaction"), the Fund's Board of Trustees considered and approved a new investment advisory agreement (the "BlackRock Investment Advisory Agreement") between the Fund and BlackRock Advisors, LLC ("BlackRock Advisors"). The Fund's shareholders subsequently approved the BlackRock Investment Advisory Agreement and it became effective on September 29, 2006, replacing the investment advisory agreement with the Previous Investment Adviser (the "Previous Investment Advisory Agreement").

The Board discussed the BlackRock Investment Advisory Agreement at telephonic and in-person meetings held during April and May 2006. The Board, including the independent trustees, approved the BlackRock Investment Advisory Agreement at an in-person meeting held on May 9, 2006. The Board also approved the issuance of new classes of shares and new distribution arrangements with respect to these new share classes, including higher distribution fees for certain new share classes, which took effect after September 29, 2006. The Board also approved revised front-end sales charge schedules with respect to certain classes of shares of the Fund.

To assist the Board in its consideration of the BlackRock Investment Advisory Agreement, BlackRock provided materials and information about BlackRock, including its financial condition and asset management capabilities and organization, and Merrill Lynch provided materials and information about the Transaction. The independent trustees, through their independent legal counsel, also requested and received additional information from Merrill Lynch and BlackRock in connection with their consideration of the BlackRock Investment Advisory Agreement. The additional information was provided in advance of the May 9, 2006 meeting. In addition, the independent trustees consulted with their counsel and Fund counsel on numerous occasions, discussing, among other things, the legal standards and certain other considerations relevant to the trustees' deliberations.

At the Board meetings, the trustees discussed with Merrill Lynch management and certain BlackRock representatives the Transaction, its strategic rationale and BlackRock's general plans and intentions regarding the Fund. At these Board meetings, representatives of Merrill Lynch and BlackRock made presentations to and responded to questions from the Board. The trustees also inquired about the plans for and anticipated roles and responsibilities of certain employees and officers of the Previous Investment Adviser, and of its affiliates, to be transferred to BlackRock in connection with the Transaction. The independent trustees of the Board also conferred separately and with their counsel about the Transaction and other matters related to the Transaction on a number of occasions, including in connection with the April and May 2006 meetings. After the presentations and after reviewing the written materials provided, the independent trustees met in executive sessions with their counsel to consider the BlackRock Investment Advisory Agreement.

In connection with the Board's review of the BlackRock Investment Advisory Agreement, Merrill Lynch and/or BlackRock advised the trustees about a variety of matters. The advice included the following, among other matters:

o that there was not expected to be any diminution in the nature, quality and extent of services provided to the Fund and its shareholders by BlackRock Advisors, including compliance services;

o that operation of New BlackRock as an independent investment management firm would enhance its ability to attract and retain talented professionals;

o that the Fund was expected to benefit from having access to BlackRock's state of the art technology and risk management analytic tools, including investment tools, provided under the BlackRock Solutions(R) brand name;

o that BlackRock had no present intention to alter any applicable expense waivers or reimbursements that were currently in effect and, while it reserved the right to do so in the future, it would seek the approval of the Board before making any changes;

o that BlackRock and Merrill Lynch would enter into an agreement, for an initial three-year period and automatically renewable from year to year thereafter, in connection with the Transaction under which Merrill Lynch-affiliated broker-dealers would continue to offer the Fund as an investment product;


        BLACKROCK NEW YORK MUNICIPAL BOND FUND        SEPTEMBER 30, 2006      23

o that BlackRock Advisors would have substantially the same access to the Merrill Lynch sales force when distributing shares of the Fund as was currently being provided to the Previous Investment Adviser and that other arrangements between the Previous Investment Adviser and Merrill Lynch sales channels would be preserved;

o that the Fund would have access to BlackRock's network of third party brokers, retirement plan platforms and registered investment advisers;

o that in connection with the Transaction, Merrill Lynch and BlackRock had agreed to conduct, and use reasonable best efforts to cause their respective affiliates to conduct, their respective businesses in compliance with the conditions of Section 15(f) of the Investment Company Act of 1940 (the "1940 Act") in relation to any public funds advised by BlackRock or the Previous Investment Adviser (or affiliates), respectively; and

o that Merrill Lynch and BlackRock would derive benefits from the Transaction and that, as a result, they had a financial interest in the matters being considered that was different from that of Fund shareholders.

The trustees considered the information provided by Merrill Lynch and BlackRock above, and, among other factors, the following:

o the potential benefits to Fund shareholders from being part of a combined fund family with BlackRock-sponsored funds, including possible economies of scale and access to investment opportunities;

o the potential for expanding distribution of Fund shares through improved access to third party distribution;

o the reputation, financial strength and resources of BlackRock and its investment advisory subsidiaries and the anticipated financial strength and resources of New BlackRock;

o     the compliance policies and procedures of BlackRock Advisors;

o the terms and conditions of the BlackRock Investment Advisory Agreement, including the fact that the Fund's advisory fee schedule would not increase under the BlackRock Investment Advisory Agreement, but would remain the same;

o that in February 2006, the Board had performed a full annual review of the Previous Investment Advisory Agreement, as required by the 1940 Act, and had determined that the Previous Investment Adviser had the capabilities, resources and personnel necessary to provide the advisory and administrative services that were then being provided to the Fund; and that the advisory and/or management fees paid by the Fund, taking into account any applicable agreed-upon fee waivers and breakpoints, had represented reasonable compensation to the Previous Investment Adviser in light of the services provided, the costs to the Previous Investment Adviser of providing those services, economies of scale, the fees and other expenses paid by similar funds (including information provided by Lipper Inc. ["Lipper"]), and such other matters as the trustees had considered relevant in the exercise of their reasonable judgment; and

o that Merrill Lynch had agreed to pay all expenses of the Fund in connection with the Board's consideration of the BlackRock Investment Advisory Agreement and related agreements and all costs of shareholder approval of the BlackRock Investment Advisory Agreement and as a result the Fund would bear no costs in obtaining shareholder approval of the BlackRock Investment Advisory Agreement.

Certain of these considerations are discussed in more detail below.

In its review of the BlackRock Investment Advisory Agreement, the Board assessed the nature, quality and scope of the services to be provided to the Fund by the personnel of BlackRock Advisors and its affiliates, including administrative services, shareholder services, oversight of fund accounting, marketing services and assistance in meeting legal and regulatory requirements. In its review of the BlackRock Investment Advisory Agreement, the Board also considered a range of information in connection with its oversight of the services to be provided by BlackRock Advisors and its affiliates. Among the matters considered were: (a) fees (in addition to management fees) to be paid to BlackRock Advisors and its affiliates by the Fund; (b) Fund operating expenses paid to third parties; (c) the resources devoted to and compliance reports relating to the Fund's investment objective, policies and restrictions, and its compliance with its Code of Ethics and BlackRock Advisors' compliance policies and procedures; and
(d) the nature, cost and character of non-investment management services to be provided by BlackRock Advisors and its affiliates.


24      BLACKROCK NEW YORK MUNICIPAL BOND FUND        SEPTEMBER 30, 2006

In the period prior to the Board meeting to consider renewal of the Previous Investment Advisory Agreement, the Board had requested and received materials specifically relating to the Previous Investment Advisory Agreement. These materials included (a) information compiled by Lipper on the fees and expenses and the investment performance of the Fund as compared to a comparable group of funds as classified by Lipper; (b) a discussion by the Fund's portfolio management team on investment strategies used by the Fund during its most recent fiscal year; (c) information on the profitability to the Previous Investment Adviser of the Previous Investment Advisory Agreement and other payments received by the Previous Investment Adviser and its affiliates from the Fund; and (d) information provided by the Previous Investment Adviser concerning services related to the valuation and pricing of Fund portfolio holdings, the Fund's portfolio turnover statistics, and direct and indirect benefits to the Previous Investment Adviser and its affiliates from their relationship with the Fund.

In their deliberations, the trustees considered information received in connection with their most recent approval of the continuance of the Previous Investment Advisory Agreement, in addition to information provided by BlackRock and BlackRock Advisors in connection with their evaluation of the terms and conditions of the BlackRock Investment Advisory Agreement. The trustees did not identify any particular information that was all-important or controlling. The trustees, including a majority of the independent trustees, concluded that the terms of the BlackRock Investment Advisory Agreement are appropriate, that the fees to be paid are reasonable in light of the services to be provided to the Fund, and that the BlackRock Investment Advisory Agreement should be approved and recommended to Fund shareholders.

Nature, Quality and Extent of Services Provided -- The Board reviewed the nature, quality and extent of services provided by the Previous Investment Adviser, including the investment advisory services and the resulting performance of the Fund, as well as the nature, quality and extent of services expected to be provided by BlackRock Advisors. The Board focused primarily on the Previous Investment Adviser's investment advisory services and the Fund's investment performance, but also considered certain areas in which both the Previous Investment Adviser and the Fund received services as part of the Merrill Lynch complex. The Board compared the Fund's performance -- both including and excluding the effects of fees and expenses -- to the performance of a comparable group of mutual funds, and the performance of a relevant index or combination of indexes. While the Board reviews performance data at least quarterly, consistent with the Previous Investment Adviser's investment goals, the Board attaches more importance to performance over relatively long periods of time, typically three to five years.

In evaluating the nature, quality and extent of the services to be provided by BlackRock Advisors under the BlackRock Investment Advisory Agreement, the trustees considered, among other things, the expected impact of the Transaction on the operations, facilities, organization and personnel of New BlackRock and how it would affect the Fund; the ability of BlackRock Advisors to perform its duties after the Transaction; and any anticipated changes to the investment and other practices of the Fund.

The trustees were given information with respect to the potential benefits to the Fund and its shareholders from having access to BlackRock's state of the art technology and risk management analytic tools, including the investment tools provided under the BlackRock Solutions brand name.

The trustees were advised that, as a result of Merrill Lynch's equity interest in BlackRock after the Transaction, the Fund would continue to be subject to restrictions concerning certain transactions involving Merrill Lynch affiliates (for example, transactions with a Merrill Lynch broker-dealer acting as principal) absent revised or new regulatory relief. The trustees were advised that a revision of existing regulatory relief with respect to these restrictions was being sought from the Securities and Exchange Commission and were advised of the possibility of receipt of such revised regulatory relief.

Based on their review of the materials provided and the assurances they had received from the management of Merrill Lynch and of BlackRock, the trustees determined that the nature and quality of services to be provided to the Fund under the BlackRock Investment Advisory Agreement were expected to be as good as or better than that provided under the Previous Investment Advisory Agreement. The trustees were advised that BlackRock Advisors did not plan to change the Fund's portfolio management team upon the closing of the transaction. It was noted, however, that other changes in personnel were expected to follow the Transaction and the combination of the operations of the Previous Investment Adviser and its affiliates with those of BlackRock. The trustees noted that if portfolio managers or other personnel were to cease to be available prior to the closing of the Transaction, the Board would consider all available options, including seeking the investment advisory or other services of


        BLACKROCK NEW YORK MUNICIPAL BOND FUND        SEPTEMBER 30, 2006      25

Disclosure of New Investment Advisory Agreement (concluded)

BlackRock affiliates. Accordingly, the trustees concluded that, overall, they were satisfied with assurances from BlackRock and BlackRock Advisors as to the expected nature, quality and extent of the services to be provided to the Fund under the BlackRock Investment Advisory Agreement.

Costs of Services Provided and Profitability -- It was noted that, in conjunction with the recent review of the Previous Investment Advisory Agreement, the trustees had received, among other things, a report from Lipper comparing the Fund's fees and expenses to those of a peer group selected by Lipper, and information as to the fees charged by the Previous Investment Adviser or its affiliates to other registered investment company clients for investment management services. The Board reviewed the Fund's contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels -- the actual rate includes advisory fees and the effects of any fee waivers -- compared to the other funds in its Lipper category. They also compared the Fund's total expenses to those of other comparable funds. The information showed that the Fund had fees and expenses within the range of fees and expenses of comparable funds. The Board considered the services to be provided by and the fees to be charged by BlackRock Advisors to other funds with similar investment mandates and noted that the fees charged by BlackRock Advisors in those cases, including fee waivers and expense reimbursements, were generally comparable to those being charged to the Fund. The Board concluded that the Fund's management fee and fee rate and overall expense ratio are reasonable compared to those of other comparable funds.

In evaluating the costs of the services to be provided by BlackRock Advisors under the BlackRock Investment Advisory Agreement, the trustees considered, among other things, whether advisory fees or other expenses would change as a result of the Transaction. Based on their review of the materials provided and the fact that the BlackRock Investment Advisory Agreement is substantially similar to the Previous Investment Advisory Agreement in all material respects, including the rate of compensation, the trustees determined that the Transaction should not increase the total fees payable, including any fee waivers or after any expense caps or expense reimbursements, for advisory and administrative services. The trustees noted that it was not possible to predict how the Transaction would affect BlackRock Advisors' profitability from its relationship with the Fund.

The trustees discussed with BlackRock Advisors its general methodology to be used in determining its profitability with respect to its relationship with the Fund and noted that they expect to receive profitability information from BlackRock Advisors on at least an annual basis.

Fees and Economies of Scale -- The Board considered the extent to which economies of scale might be realized as the assets of the Fund increase and whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in these economies of scale. The Board determined that changes were not currently necessary and that the Fund appropriately participated in these economies of scale.

In reviewing the Transaction, the trustees considered, among other things, whether advisory fees or other expenses would change as a result of the Transaction. Based on the fact that the BlackRock Investment Advisory Agreement is substantially similar to the Previous Investment Advisory Agreement in all material respects, including the rate of compensation, the trustees determined that as a result of the Transaction, the Fund's total advisory fees would be no higher than the fees under the Previous Investment Advisory Agreement. The trustees concluded that because the rates for advisory fees for the Fund would be no higher than the fee rates in effect at the time, the proposed management fee structure, including any fee waivers, was reasonable and that no additional changes were currently necessary.

Fall-Out Benefits -- The trustees considered whether the Fund would generate any fall-out benefits to BlackRock Advisors. Fall-out benefits are indirect profits from other activities that accrue to the adviser or its affiliates solely because of the existence of the Fund. In evaluating the fall-out benefits to be received by BlackRock Advisors under the BlackRock Investment Advisory Agreement, the trustees considered whether BlackRock Advisors would experience such benefits to the same extent that the Previous Investment Adviser was experiencing such benefits under the Previous Investment Advisory Agreement. Based on their review of the materials provided, including materials received in connection with their most recent approval of the continuance of the Previous Investment Advisory Agreement, and their discussions with management of the Previous Investment Adviser and BlackRock, the trustees determined that those benefits could include increased ability for BlackRock to distribute shares of its funds and other investment products. The trustees noted that any such benefits were difficult to quantify with certainty at this time.


26      BLACKROCK NEW YORK MUNICIPAL BOND FUND        SEPTEMBER 30, 2006

Investment Performance -- The trustees considered investment performance for the Fund. The trustees compared the Fund's performance -- both including and excluding the effects of fees and expenses -- to the performance of a comparable group of mutual funds, and the performance of a relevant index or combination of indexes. The comparative information received from Lipper showed Fund performance at various levels within the range of performance of comparable funds over different time periods. The trustees believed the Fund's performance was satisfactory. Also, the trustees took into account the investment performance of funds advised by BlackRock Advisors. The Board considered comparative information from Lipper which showed that the performance of the funds advised by BlackRock Advisors was within the range of performance of comparable funds over different time periods. The Board noted BlackRock's considerable investment management experience and capabilities, but was unable to predict what effect, if any, consummation of the Transaction would have on the future performance of the Fund.

Conclusion -- After the independent trustees of the Fund deliberated in executive session, the entire Board, including the independent trustees, approved the BlackRock Investment Advisory Agreement, concluding that the advisory fee rate was reasonable in relation to the services provided and that the BlackRock Investment Advisory Agreement was in the best interests of the shareholders. In approving the BlackRock Investment Advisory Agreement, the Board noted that it anticipated reviewing the continuance of the agreement in advance of the expiration of the initial two-year period.

New BlackRock Sub-Advisory Agreement -- Matters Considered by the Board

At an in-person meeting held on August 22-23, 2006, the Board of Trustees, including the independent trustees, discussed and approved the sub-advisory agreement (the "BlackRock Sub-Advisory Agreement") between BlackRock Advisors and its affiliate, BlackRock Investment Management, LLC (the "Sub-Adviser"). The BlackRock Sub-Advisory Agreement became effective on September 29, 2006, at the same time the BlackRock Investment Advisory Agreement became effective.

Pursuant to the BlackRock Sub-Advisory Agreement, the Sub-Adviser receives a monthly fee from BlackRock Advisors equal to 59% of the advisory fee received by BlackRock Advisors from the Fund. BlackRock Advisors pays the Sub-Adviser out of its own resources, and there is no increase in Fund expenses as a result of the BlackRock Sub-Advisory Agreement.

In approving the BlackRock Sub-Advisory Agreement at the August in-person meeting, the Board reviewed its considerations in connection with its approval of BlackRock Investment Advisory Agreement in May 2006. The Board relied on the same information and considered the same factors as those discussed above in connection with the approval of the BlackRock Investment Advisory Agreement, and came to the same conclusions. In reviewing the sub-advisory fee rate provided in the BlackRock Sub-Advisory Agreement, the Board noted the fact that both BlackRock Advisors and the Sub-Adviser have significant responsibilities under their respective advisory agreements. BlackRock Advisors remains responsible for oversight of the Fund's operations and administration, and the Sub-Adviser provides advisory services to the Fund and is responsible for the day-to-day management of the Fund's portfolio under the BlackRock Sub-Advisory Agreement. The Board also took into account the fact that there is no increase in total advisory fees paid by the Fund as a result of the BlackRock Sub-Advisory Agreement. Under all of the circumstances, the Board concluded that it was a reasonable allocation of fees for the Sub-Adviser to receive 59% of the advisory fee paid by the Fund to BlackRock Advisors.

After the independent trustees deliberated in executive session, the entire Board, including the independent trustees, approved the BlackRock Sub-Advisory Agreement, concluding that the sub-advisory fee was reasonable in relation to the services provided and that the BlackRock Sub-Advisory Agreement was in the best interests of shareholders.


        BLACKROCK NEW YORK MUNICIPAL BOND FUND        SEPTEMBER 30, 2006      27

Officers and Trustees

                                                                                                       Number of
                                                                                                       Portfolios in   Other Public
                           Position(s)  Length of                                                      Fund Complex    Directorships
                           Held with    Time                                                           Overseen by     Held by
Name        Address & Age  Fund         Served   Principal Occupation(s) During Past 5 Years           Trustee         Trustee
====================================================================================================================================
Interested Trustee
------------------------------------------------------------------------------------------------------------------------------------
Robert C.   P.O. Box 9011  President    2005 to  Vice Chairman and Director of BlackRock, and Global   129 Funds       None
Doll, Jr.*  Princeton, NJ  and          present  Chief Investment Officer for Equities, Chairman of    174 Portfolios
            08543-9011     Trustee               the BlackRock Private Client Operating Committee,
            Age: 52                              and member of the BlackRock Executive Committee
                                                 since 2006; President of the Funds advised by
                                                 Merrill Lynch Investment Managers ("MLIM") and its
                                                 affiliates ("MLIM/FAM-advised funds") from 2005 to
                                                 2006 and Chief Investment Officer thereof from 2001
                                                 to 2006; President of MLIM and Fund Asset
                                                 Management, L.P. ("FAM") from 2001 to 2006; Co-Head
                                                 (Americas Region) thereof from 2000 to 2001 and
                                                 Senior Vice President from 1999 to 2001; President
                                                 and Director of Princeton Services, Inc.
                                                 ("Princeton Services") since 2001; President of
                                                 Princeton Administrators, L.P. ("Princeton Admin-
                                                 istrators") from 2001 to 2006; Chief Investment
                                                 Officer of Oppenheimer Funds, Inc. in 1999 and
                                                 Executive Vice President thereof from 1991 to 1999.
            ------------------------------------------------------------------------------------------------------------------------
            *     Mr. Doll is a director, trustee or member of an advisory board of certain other investment companies for which
                  BlackRock acts as investment adviser. Mr. Doll is an "interested person" as defined in the Investment Company Act, of the Fund based on his current and former positions with BlackRock, Inc. and its affiliates. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund
                  President, Mr. Doll serves at the pleasure of the Board of Trustees.
====================================================================================================================================
Independent Trustees*
------------------------------------------------------------------------------------------------------------------------------------
James H.    P.O. Box 9095  Trustee      1995 to  Director, The China Business Group, Inc. since 1996   39 Funds        None
Bodurtha**  Princeton, NJ               present  and Executive Vice President thereof from 1996 to     59 Portfolios
            08543-9095                           2003; Chairman of the Board, Berkshire Holding
            Age: 62                              Corporation since 1980; Partner, Squire, Sanders &
                                                 Dempsey from 1980 to 1993.
------------------------------------------------------------------------------------------------------------------------------------
Kenneth A.  P.O. Box 9095  Trustee      2005 to  Professor, Harvard University since 1992;             39 Funds        None
Froot       Princeton, NJ               present  Professor, Massachusetts Institute of Technology      59 Portfolios
            08543-9095                           from 1986 to 1992.
            Age: 49
------------------------------------------------------------------------------------------------------------------------------------


28      BLACKROCK NEW YORK MUNICIPAL BOND FUND        SEPTEMBER 30, 2006

                                                                                                       Number of
                                                                                                       Portfolios in   Other Public
                           Position(s)  Length of                                                      Fund Complex    Directorships
                           Held with    Time                                                           Overseen by     Held by
Name        Address & Age  Fund         Served   Principal Occupation(s) During Past 5 Years           Trustee         Trustee
====================================================================================================================================
Independent Trustees* (continued)
------------------------------------------------------------------------------------------------------------------------------------
Joe         P.O. Box 9095  Trustee      2002 to  Member of the Committee of Investment of Employee     39 Funds        Kimco Realty
Grills**    Princeton, NJ               present  Benefit Assets of the Association of Financial        59 Portfolios   Corporation
            08543-9095                           Professionals ("CIEBA") since 1986; Member of
            Age: 71                              CIEBA's Executive Committee since 1988 and its
                                                 Chairman from 1991 to 1992; Assistant Treasurer of
                                                 International Business Machines Corporation ("IBM")
                                                 and Chief Investment Officer of IBM Retirement
                                                 Funds from 1986 to 1993; Member of the Investment
                                                 Advisory Committee of the State of New York Common
                                                 Retirement Fund since 1989; Member of the
                                                 Investment Advisory Committee of the Howard Hughes
                                                 Medical Institute from 1997 to 2000; Director, Duke
                                                 University Management Company from 1992 to 2004,
                                                 Vice Chairman thereof from 1998 to 2004, and
                                                 Director Emeritus thereof since 2004; Director,
                                                 LaSalle Street Fund from 1995 to 2001; Director,
                                                 Kimco Realty Corporation since 1997; Member of the
                                                 Investment Advisory Committee of the Virginia
                                                 Retirement System since 1998, Vice Chairman thereof
                                                 from 2002 to 2005, and Chairman thereof since 2005;
                                                 Director, Montpelier Foundation since 1998 and its
                                                 Vice Chairman since 2000; Member of the Investment
                                                 Committee of the Woodberry Forest School since
                                                 2000; Member of the Investment Committee of the
                                                 National Trust for Historic Preservation since
                                                 2000.
------------------------------------------------------------------------------------------------------------------------------------
Herbert I.  P.O. Box 9095  Trustee      1987 to  Chairman of the Board of Directors of Vigilant        39 Funds        None
London      Princeton, NJ               present  Research, Inc. since 2006; Member of the Board of     59 Portfolios
            08543-9095                           Directors for Grantham University since 2006;
            Age: 67                              Director of AIMS since 2006; Director of Reflex
                                                 Security since 2006; Director of InnoCentive, Inc.
                                                 since 2006; Director of Cerego, LLC since 2005;
                                                 Professor Emeritus, New York University since 2005;
                                                 John M. Olin Professor of Humanities, New York
                                                 University from 1993 to 2005; and Professor thereof
                                                 from 1980 to 2005; President, Hudson Institute
                                                 since 1997 and Trustee thereof since 1980; Dean,
                                                 Gallatin Division of New York University from 1976
                                                 to 1993; Distinguished Fellow, Herman Kahn Chair,
                                                 Hudson Institute from 1984 to 1985; Director, Damon
                                                 Corp. from 1991 to 1995; Overseer, Center for Naval
                                                 Analyses from 1983 to 1993.
------------------------------------------------------------------------------------------------------------------------------------
Roberta     P.O. Box 9095  Trustee      2000 to  Shareholder, Modrall, Sperling, Roehl, Harris &       39 Funds        None
Cooper      Princeton, NJ               present  Sisk, P.A. since 1993; President, American Bar        59 Portfolios
Ramo        08543-9095                           Association from 1995 to 1996 and Member of the
            Age: 64                              Board of Governors thereof from 1994 to 1997;
                                                 Shareholder, Poole, Kelly & Ramo, Attorneys at Law,
                                                 P.C. from 1977 to 1993; Director of ECMC Group
                                                 (service provider to students, schools and lenders)
                                                 since 2001; Director, United New Mexico Bank (now
                                                 Wells Fargo) from 1983 to 1988; Director, First
                                                 National Bank of New Mexico (now Wells Fargo) from
                                                 1975 to 1976; Vice President, American Law
                                                 Institute since 2004.


        BLACKROCK NEW YORK MUNICIPAL BOND FUND        SEPTEMBER 30, 2006      29

                                                                                                       Number of
                                                                                                       Portfolios in   Other Public
                           Position(s)  Length of                                                      Fund Complex    Directorships
                           Held with    Time                                                           Overseen by     Held by
Name        Address & Age  Fund         Served   Principal Occupation(s) During Past 5 Years           Trustee         Trustee
====================================================================================================================================
Independent Trustees* (concluded)
------------------------------------------------------------------------------------------------------------------------------------
Robert S.   P.O. Box 9095  Trustee      2002 to  Principal of STI Management (investment adviser)      39 Funds        None
Salomon,    Princeton, NJ               present  from 1994 to 2005; Chairman and CEO of Salomon        59 Portfolios
Jr.         08543-9095                           Brothers Asset Management Inc. from 1992 to 1995;
            Age: 69                              Chairman of Salomon Brothers Equity Mutual Funds
                                                 from 1992 to 1995; regular columnist with Forbes
                                                 Magazine from 1992 to 2002; Director of Stock
                                                 Research and U.S. Equity Strategist at Salomon
                                                 Brothers Inc. from 1975 to 1991; Trustee,
                                                 Commonfund from 1980 to 2001.
            ------------------------------------------------------------------------------------------------------------------------
            *     Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
            **    Co-Chairman of the Board of Trustees and the Audit Committee.

                           Position(s)  Length of
                           Held with    Time
Name        Address & Age  Fund         Served   Principal Occupation(s) During Past 5 Years
====================================================================================================================================
Fund Officers*
------------------------------------------------------------------------------------------------------------------------------------
Donald C.   P.O. Box 9011  Vice         1993 to  Director of BlackRock since 2006; Managing Director of MLIM and FAM from 2006;
Burke       Princeton, NJ  President    present  First Vice President of MLIM and FAM from 1997 to 2005 and Treasurer thereof from
            08543-9011     and          and      1999 to 2006; Vice President of MLIM and FAM from 1990 to 1997.
            Age: 46        Treasurer    1999 to
                                        present
------------------------------------------------------------------------------------------------------------------------------------
Kenneth A.  P.O. Box 9011  Senior       2002 to  Managing Director of BlackRock since 2006; Managing Director of MLIM from 2000 to
Jacob       Princeton, NJ  Vice         present  2006; Director (Municipal Tax-Exempt Fund Management) of MLIM from 1997 to 2000.
            08543-9011     President
            Age: 55
------------------------------------------------------------------------------------------------------------------------------------
John M.     P.O. Box 9011  Senior       2002 to  Managing Director of BlackRock since 2006; Managing Director of MLIM from 2000 to
Loffredo    Princeton, NJ  Vice         present  2006; Director (Municipal Tax-Exempt Fund Management) of MLIM from 1997 to 2000.
            08543-9011     President
            Age: 42
------------------------------------------------------------------------------------------------------------------------------------
Timothy T.  P.O. Box 9011  Vice         2004 to  Vice President of BlackRock since 2006; Vice President (Municipal Tax-Exempt Fund
Browse      Princeton, NJ  President    present  Management) of MLIM from 2004 to 2006: Vice President, portfolio manager and team
            08543-9011                           leader of the Municipal Investments Team with Lord Abbett & Co. from 2000 to 2003;
            Age: 47                              Vice President and portfolio manager in the municipal fund management group of
                                                 Eaton Vance Management, Inc. from 1992 to 2000.
------------------------------------------------------------------------------------------------------------------------------------
Jeffrey     P.O. Box 9011  Fund Chief   2004 to  Managing Director of BlackRock and Fund Chief Compliance Officer since 2006; Chief
Hiller      Princeton, NJ  Compliance   present  Compliance Officer of the MLIM/FAM-advised funds and First Vice President and Chief
            08543-9011     Officer               Compliance Officer of MLIM (Americas Region) from 2004 to 2006; Chief Compliance
            Age: 55                              Officer of the IQ Funds since 2004; Global Director of Compliance at Morgan Stanley
                                                 Investment Management from 2002 to 2004; Managing Director and Global Director of
                                                 Compliance at Citigroup Asset Management from 2000 to 2002; Chief Compliance
                                                 Officer at Soros Fund Management in 2000; Chief Compliance Officer at Prudential
                                                 Financial from 1995 to 2000; Senior Counsel in the Securities and Exchange
                                                 Commission's Division of Enforcement in Washington, D.C. from 1990 to 1995.
------------------------------------------------------------------------------------------------------------------------------------


30      BLACKROCK NEW YORK MUNICIPAL BOND FUND        SEPTEMBER 30, 2006

Officers and Trustees (concluded)

                           Position(s)  Length of
                           Held with    Time
Name        Address & Age  Fund         Served   Principal Occupation(s) During Past 5 Years
====================================================================================================================================
Fund Officers (concluded)*
------------------------------------------------------------------------------------------------------------------------------------
Alice A.    P.O. Box 9011  Secretary    2004 to  Director of BlackRock since 2006; Director (Legal Advisory) of MLIM from 2002 to
Pellegrino  Princeton, NJ               present  2006; Vice President of MLIM from 1999 to 2002; Attorney associated with MLIM from
            08543-9011                           1997 to 2006; Secretary of MLIM, FAM, FAMD and Princeton Services from 2004 to
            Age: 46                              2006.
            ------------------------------------------------------------------------------------------------------------------------
            *     Officers of the Fund serve at the pleasure of the Board of Trustees.
------------------------------------------------------------------------------------------------------------------------------------
            Further information about the Fund's Officers and Trustees is available in the Fund's Statement of Additional
            Information, which can be obtained without charge by calling 1-800-441-7762.
------------------------------------------------------------------------------------------------------------------------------------

Custodian

State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent

Pre Transaction
(Until September 29, 2006)
Financial Data Services
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484

Post Transaction
(After September 29, 2006)
PFPC Inc.
Wilmington, DE 19809


        BLACKROCK NEW YORK MUNICIPAL BOND FUND        SEPTEMBER 30, 2006      31

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


32      BLACKROCK NEW YORK MUNICIPAL BOND FUND        SEPTEMBER 30, 2006

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Fund's Web site. Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund's electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1)    Access the BlackRock Web site at http://www.blackrock.com/edelivery
2)    Log into your account


        BLACKROCK NEW YORK MUNICIPAL BOND FUND        SEPTEMBER 30, 2006      33

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, "Clients") and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our Web sites.

BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law or as is necessary to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.


34      BLACKROCK NEW YORK MUNICIPAL BOND FUND        SEPTEMBER 30, 2006

A World-Class Mutual Fund Family

BlackRock now offers an expanded lineup of open-end mutual funds. Our range includes more than 85 funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Portfolios

BlackRock All-Cap Global Resources Portfolio
BlackRock Aurora Portfolio
BlackRock Asset Allocation Portfolio+
BlackRock Balanced Capital Fund+
BlackRock Basic Value Fund
BlackRock Developing Capital Markets Fund
BlackRock Equity Dividend Fund
BlackRock EuroFund
BlackRock Focus Twenty Fund
BlackRock Focus Value Fund
BlackRock Fundamental Growth Fund
BlackRock Global Allocation Fund+
BlackRock Global Dynamic Equity Fund
BlackRock Global Financial Services Fund
BlackRock Global Growth Fund
BlackRock Global Opportunities Portfolio
BlackRock Global Resources Portfolio*
BlackRock Global Science & Technology Opportunities Portfolio
BlackRock Global SmallCap Fund
BlackRock Global Technology Fund
BlackRock Global Value Fund
BlackRock Healthcare Fund
BlackRock Health Sciences Opportunities Portfolio
BlackRock Index Equity Portfolio*
BlackRock International Fund
BlackRock International Index Fund
BlackRock International Opportunities Portfolio*
BlackRock International Value Fund
BlackRock Investment Trust
BlackRock Large Cap Core Fund
BlackRock Large Cap Growth Fund
BlackRock Large Cap Value Fund
BlackRock Latin America Fund
BlackRock Legacy Portfolio
BlackRock Mid-Cap Growth Equity Portfolio
BlackRock Mid-Cap Value Equity Portfolio
BlackRock Mid Cap Value Opportunities Fund
BlackRock Natural Resources Trust
BlackRock Pacific Fund
BlackRock Small Cap Core Equity Portfolio
BlackRock Small Cap Growth Equity Portfolio
BlackRock Small Cap Growth Fund II
BlackRock Small Cap Index Fund
BlackRock Small Cap Value Equity Portfolio*
BlackRock Small/Mid-Cap Growth Portfolio
BlackRock S&P 500 Index Fund
BlackRock U.S. Opportunities Portfolio
BlackRock Utilities and Telecommunications Fund
BlackRock Value Opportunities Fund

Fixed Income Portfolios

BlackRock Bond Fund
BlackRock Enhanced Income Portfolio
BlackRock GNMA Portfolio
BlackRock Government Income Portfolio
BlackRock High Income Fund
BlackRock High Yield Bond Portfolio
BlackRock Inflation Protected Bond Portfolio
BlackRock Intermediate Bond Portfolio
BlackRock Intermediate Bond Portfolio II
BlackRock Intermediate Government Bond Portfolio
BlackRock International Bond Portfolio
BlackRock Low Duration Bond Portfolio
BlackRock Managed Income Portfolio
BlackRock Real Investment Fund
BlackRock Short-Term Bond Fund
BlackRock Total Return Portfolio
BlackRock Total Return Portfolio II
BlackRock World Income Fund

Municipal Bond Portfolios

BlackRock AMT-Free Municipal Bond Portfolio
BlackRock California Insured Municipal Bond Fund
BlackRock Delaware Municipal Bond Portfolio
BlackRock Florida Municipal Bond Fund
BlackRock High Yield Municipal Fund
BlackRock Intermediate Municipal Fund
BlackRock Kentucky Municipal Bond Portfolio
BlackRock Municipal Insured Fund
BlackRock National Municipal Fund
BlackRock New Jersey Municipal Bond Fund
BlackRock New York Municipal Bond Fund
BlackRock Ohio Municipal Bond Portfolio
BlackRock Pennsylvania Municipal Bond Fund
BlackRock Short-Term Municipal Fund

Money Market Portfolios

BlackRock Money Market Portfolio
BlackRock Municipal Money Market Portfolio@
BlackRock NC Municipal MM Portfolio@
BlackRock NJ Municipal MM Portfolio@
BlackRock OH Municipal MM Portfolio@
BlackRock PA Municipal MM Portfolio@
BlackRock Summit Cash Reserves Fund*
BlackRock U.S. Treasury MM Portfolio
BlackRock VA Municipal MM Portfolio@

* See the prospectus for information on specific limitations on investments in the fund.
+     Mixed asset fund.
@     Tax-exempt fund.

BlackRock mutual funds are distributed by BlackRock Distributors, Inc. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund's prospectus contains this and other information and is available at www.blackrock.com or by calling 800-882-0052 or from your financial advisor. The prospectus should be read carefully before investing.


        BLACKROCK NEW YORK MUNICIPAL BOND FUND        SEPTEMBER 30, 2006      35

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-441-7762; (2) at www.blackrock.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.blackrock.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

BlackRock New York Municipal Bond Fund of
BlackRock Multi-State Municipal Series Trust
Box 9011
Princeton, NJ 08543-9011

                                                                       BLACKROCK

                                                                     #10344-9/06

Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) Joe Grills,
         (2) Robert S. Salomon, Jr., and (3) Stephen B. Swensrud (retired as of December 31, 2005).

Item 4 - Principal Accountant Fees and Services

         (a) Audit Fees -        Fiscal Year Ending September 30, 2006 - $28,000
                                 Fiscal Year Ending September 30, 2005 - $27,500

         (b) Audit-Related Fees - Fiscal Year Ending September 30, 2006 - $0
                                  Fiscal Year Ending September 30, 2005 - $0

         (c) Tax Fees -           Fiscal Year Ending September 30, 2006 - $6,000
                                  Fiscal Year Ending September 30, 2005 - $7,000

         The nature of the services include tax compliance, tax advice and tax planning.

         (d) All Other Fees -     Fiscal Year Ending September 30, 2006 - $0
                                  Fiscal Year Ending September 30, 2005 - $0

         (e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

         (e)(2) 0%

         (f) Not Applicable

         (g) Fiscal Year Ending September 30, 2006 - $3,050,250
             Fiscal Year Ending September 30, 2005 - $6,827,388

         (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

         Regulation S-X Rule 2-01(c)(7)(ii) - $1,739,500 , 0%

Item 5 - Audit Committee of Listed Registrants - Not Applicable

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 - Submission of Matters to a Vote of Security Holders - The registrant's Nominating Committee will consider nominees to the Board recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations which include biographical information and sets forth the qualifications of the proposed nominee to the registrant's Secretary. There have been no material changes to these procedures.

Item 11 - Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 - Exhibits attached hereto

12(a)(1) - Code of Ethics - See Item 2

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) - Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock New York Municipal Bond Fund of BlackRock Multi-State Municipal Series Trust


By: /s/ Robert C. Doll, Jr.
    -------------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    BlackRock New York Municipal Bond Fund of BlackRock Multi-State Municipal Series Trust

Date: November 17, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Robert C. Doll, Jr.
    -------------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    BlackRock New York Municipal Bond Fund of BlackRock Multi-State Municipal Series Trust

Date: November 17, 2006


By: /s/ Donald C. Burke
    -------------------------------
    Donald C. Burke,
    Chief Financial Officer of
    BlackRock New York Municipal Bond Fund of BlackRock Multi-State Municipal Series Trust

Date: November 17, 2006